BNY Ref No. 39466
                                                                                 [GRAPHIC OMITTED][GRAPHIC OMITTED]

BNY Ref No. 39466
DATE:                               June 28, 2007

TO:                                 Deutsche Bank Trust  Company  Americas,  not in its  individual  capacity,  but
                                    solely  as  the   Supplemental   Interest   Trust  Trustee  on  behalf  of  the
                                    Supplemental  Interest  Trust with respect to the RALI Series  2007-QS8  Trust,
                                    Mortgage Asset-Backed Pass Through  Certificates,  Series 2007-QS8 (the "Trust"
                                    or "Party B")

ATTENTION:                          Trust Administration-RF07Q8
TELEPHONE:                 (651) 495-3847
FACSIMILE:                          (651) 495-8090

FROM:                      The Bank of New York
                                    Derivative Products Support Department
                                    Attn: Swap Confirmation Dept.
TELEPHONE:                 212-804-5163/5103
FACSIMILE:                          212-804-5818/5837

SUBJECT:                            Interest Rate Cap

REFERENCE NUMBER: 39466

The purpose of this long-form confirmation ("LONG-FORM CONFIRMATION") is to confirm the terms and conditions of the current Transaction entered into on the Trade Date specified below (the "TRANSACTION") between The Bank of
New York ("PARTY A") and Deutsche Bank Trust Company Americas, not in its individual capacity, but solely as the supplemental interest trust trustee (the "Supplemental Interest Trust Trustee") on behalf of the supplemental interest trust (the "Supplemental Interest Trust") with respect to the RALI Series 2007-QS8 Trust Mortgage
Asset-Backed Pass-Through Certificates, Series 2007-QS8 ("PARTY B") created under the pooling and servicing agreement, dated as of May 1, 2007, among Residential Accredit Loans, Inc., (the "DEPOSITOR"), Residential
Funding Company, LLC (the "MASTER SERVICER"), and Deutsche Bank Trust Company Americas  (the "Trustee"), (the
"POOLING AND SERVICING AGREEMENT").  This Long-form Confirmation evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below and replaces any previous agreement between us with respect to the subject matter hereof.  Item 2 of this Long-form Confirmation constitutes a
"CONFIRMATION" as referred to in the ISDA Master Agreement (defined below); Item 3 of this Long-form Confirmation constitutes a "SCHEDULE" as referred to in the ISDA Master Agreement; and Annex A hereto constitutes Paragraph 13 of a Credit Support Annex to the Schedule.

Item 1.  The  Confirmation  set  forth at Item 2  hereof  shall  supplement,  form a part of,  and be  subject  to an agreement  in the  form of the ISDA  Master  Agreement  (Multicurrency  - Cross  Border)  as  published  and copyrighted  in 1992 by the  International  Swaps  and  Derivatives  Association,  Inc.  (the  "ISDA  MASTER
         AGREEMENT"),  as if Party A and Party B had executed an  agreement  in such form on the date hereof,  with a
         Schedule as set forth in Item 3 of this Long-form Confirmation,  and an ISDA Credit Support Annex (Bilateral
         Form - ISDA  Agreements  Subject to New York Law Only version) as published and  copyrighted  in 1994 by the
         International  Swaps and  Derivatives  Association,  Inc., with Paragraph 13 thereof as set forth in Annex A hereto (the "CREDIT SUPPORT ANNEX").  For the avoidance of doubt, the Transaction  described herein shall be the sole Transaction governed by such ISDA Master Agreement.

Item 2.  The terms of the particular Transaction to which this Confirmation relates are as follows:

         Type of Transaction:                        Interest Rate Cap

         Notional Amount:                            With respect to any Calculation  Period,  the amount set forth for such period on Schedule I attached hereto.

         Trade Date:                                 June 15, 2007

         Effective Date:                             June 25, 2007

         Termination Date:                           November 25, 2011

         Fixed Amount:

                  Fixed Amount Payer:                Party B

                  Fixed Amount Payer
                  Payment Date:                      June 28, 2007

                  Fixed Amount:                      USD 230,000

         Floating Amounts:

                  Floating Rate Payer:               Party A

                  Cap Rate:                          5.40%

                  Floating Rate Payer
                  Period End Dates:                  The 25th  calendar  day of each month  during the Term of this
                                                     Transaction,  commencing  July 25,  2007,  and  ending  on the
                                                     Termination Date with No Adjustments.

                  Floating Rate Payer
                  Payment Dates:                     Early  Payment  shall be  applicable.  The Floating Rate Payer
                                                     Payment  Date shall be one (1)  Business  Day  preceding  each
                                                     Floating Rate Payer Period End Date.

                  Floating Rate Option:              USD-LIBOR-BBA,   provided,   however,  if  the  Floating  Rate
                                                     Option for a  Calculation  Period is  greater  than 8.90% then the  Floating  Rate Option for such  Calculation  Period shall be deemed equal to 8.90%.

                  Designated Maturity:               One month

                  Floating Rate Day
                  Count Fraction:                    30/360

                  Reset Dates:                       The first day of each Calculation Period.

                  Compounding:                       Inapplicable

                  Business Days:                     New York

                  Business Day Convention:           Following

Item 3.  Provisions Deemed Incorporated in a Schedule to the ISDA Master Agreement:

PART 1.  TERMINATION PROVISIONS.

For the purposes of this Agreement:-

(a)      "SPECIFIED ENTITY" will not apply to Party A or Party B for any purpose.

(b)      "SPECIFIED TRANSACTION" will have the meaning specified in Section 14.

(c)      EVENTS OF DEFAULT.

         The statement  below that an Event of Default will apply to a specific  party means that upon the occurrence of such an Event of  Default  with  respect  to such  party,  the other  party  shall  have the  rights of a
         Non-defaulting  Party under Section 6 of this  Agreement;  conversely,  the statement  below that such event will not apply to a specific party means that the other party shall not have such rights.

(i)      The  "FAILURE TO PAY OR DELIVER"  provisions  of Section  5(a)(i)  will apply to Party A and will apply to
                  Party B; provided,  however,  that Section  5(a)(i) is hereby amended by replacing the word "third"
                  with the word  "first";  provided,  further,  that  notwithstanding  anything  to the  contrary  in
                  Section  5(a)(i),  any failure by Party A to comply with or perform any  obligation  to be complied with or  performed  by Party A under the Credit  Support  Annex  shall not  constitute  an Event of
                  Default under Section  5(a)(i)  unless (A) a Moody's Second  Trigger  Downgrade  Event has occurred and is  continuing  and at least 30 Local  Business  Days have elapsed  since such  Moody's  Second
                  Trigger  Downgrade  Event  first  occurred  or (B) a Fitch  Required  Ratings  Downgrade  Event has
                  occurred and is continuing  and at least 30 calendar  days have elapsed  since such Fitch  Required
                  Ratings Downgrade Event first occurred.

(ii)     The  "BREACH OF  AGREEMENT"  provisions  of Section  5(a)(ii)  will apply to Party A and will not apply to
                  Party B.

(iii)    The "CREDIT SUPPORT DEFAULT"  provisions of Section  5(a)(iii) will apply to Party A and will not apply to
                  Party B except  that  Section  5(a)(iii)(1)  will  apply to Party B solely in  respect of Party B's
                  obligations  under  Paragraph  3(b)  of  the  Credit  Support  Annex;   provided,   however,   that
                  notwithstanding  anything  to the  contrary  in  Section  5(a)(iii)(1),  any  failure by Party A to comply  with or perform  any  obligation  to be  complied  with or  performed  by Party A under the
                  Credit  Support Annex shall not constitute an Event of Default under Section  5(a)(iii)  unless (A)
                  a Moody's  Second  Trigger  Downgrade  Event has occurred and is  continuing  and at least 30 Local
                  Business Days have elapsed since such Moody's  Second  Trigger  Downgrade  Event first  occurred or
                  (B) a Fitch  Required  Ratings  Downgrade  Event has  occurred  and is  continuing  and at least 30 calendar days have elapsed since such Fitch Required Ratings Downgrade Event first occurred.

(iv)     The  "MISREPRESENTATION"  provisions of Section 5(a)(iv) will apply to Party A and will not apply to Party
                  B.

(v)      The "DEFAULT UNDER  SPECIFIED  TRANSACTION"  provisions of Section  5(a)(v) will apply to Party A and will not apply to Party B.

(vi)     The "CROSS  DEFAULT"  provisions of Section  5(a)(vi) will apply to Party A and will not apply to Party B.
                  For purposes of Section 5(a)(vi), solely with respect to Party A:

                  "Specified  Indebtedness"  will have the meaning  specified  in Section  14,  except that such term shall not include  obligations in respect of deposits  received in the ordinary course of Party A's banking business.

                  "Threshold  Amount"  means with  respect to Party A an amount  equal to three  percent  (3%) of the shareholders'  equity of Party A or, if applicable,  a guarantor  under an Eligible  Guarantee with credit  ratings at least equal to the S&P Required  Ratings  Threshold,  the Moody's Second Trigger
                  Threshold and the Fitch  Approved  Ratings  Threshold  (as shown in the most recent annual  audited financial  statements of such entity  determined in accordance with generally  accepted  accounting principles).

(vii)    The  "BANKRUPTCY"  provisions  of  Section  5(a)(vii)  will  apply to  Party A and will  apply to Party B;
                  provided,  however,  that,  for  purposes of  applying  Section  5(a)(vii)  to Party B: (A) Section
                  5(a)(vii)(2)  shall  not  apply,  (B)  Section  5(a)(vii)(3)  shall  not  apply to any  assignment, arrangement  or  composition  that  is  effected  by or  pursuant  to  the  Pooling  and  Servicing
                  Agreement,  (C) Section  5(a)(vii)(4)  shall not apply to a  proceeding  instituted,  or a petition presented,  by Party A or any of its Affiliates  (for purposes of Section  5(a)(vii)(4),  Affiliate shall have the meaning set forth in Section 14,  notwithstanding  anything to the  contrary in this
                  Agreement),  (D) Section  5(a)(vii)(6)  shall not apply to any  appointment  that is effected by or pursuant to the Pooling and Servicing  Agreement,  or any  appointment to which Party B has not yet become subject;  (E) Section  5(a)(vii) (7) shall not apply; (F) Section  5(a)(vii)(8)  shall apply only to the extent of any event which has an effect  analogous  to any of the events  specified  in clauses  (1),  (3),  (4),  (5) or (6) of Section  5(a)(vii),  in each case as modified in this Part
                  1(c)(vii), and (G) Section 5(a)(vii)(9) shall not apply.

(viii)   The "MERGER WITHOUT  ASSUMPTION"  provisions of Section 5(a)(viii) will apply to Party A and will apply to
                  Party B.

(d)      TERMINATION EVENTS.

         The statement  below that a Termination  Event will apply to a specific party means that upon the occurrence of such a Termination  Event, if such specific party is the Affected Party with respect to a Tax Event,  the
         Burdened  Party with respect to a Tax Event Upon Merger  (except as noted below) or the  non-Affected  Party with  respect to a Credit Event Upon Merger,  as the case may be, such  specific  party shall have the right to designate an Early  Termination  Date in accordance  with Section 6 of this  Agreement;  conversely,  the statement  below that such an event will not apply to a specific  party means that such party shall not have such right;  provided,  however,  with respect to "Illegality" the statement that such event will apply to a specific  party  means that upon the  occurrence  of such a  Termination  Event with  respect to such party, either party shall have the right to designate an Early  Termination  Date in  accordance  with Section 6 of this Agreement.

         (i)      The "ILLEGALITY" provisions of Section 5(b)(i) will apply to Party A and will apply to Party B.

         (ii)     The "TAX EVENT"  provisions of Section  5(b)(ii) will apply to Party A except that, for purposes of the  application  of Section  5(b)(ii) to Party A, Section  5(b)(ii) is hereby  amended by deleting the  words  "(x) any  action  taken by a  taxing  authority,  or  brought  in a court of  competent jurisdiction,  on or after the date on which a Transaction  is entered into  (regardless of whether such action is taken or brought with respect to a party to this  Agreement)  or (y)",  and the "TAX
                  EVENT" provisions of Section 5(b)(ii) will apply to Party B.

         (iii)    The "TAX EVENT UPON MERGER"  provisions of Section  5(b)(iii)  will apply to Party A and will apply to Party B, provided that Party A shall not be entitled to designate an Early  Termination  Date by reason of a Tax Event upon Merger in respect of which it is the Affected Party.

         (iv)     The "CREDIT EVENT UPON MERGER"  provisions  of Section  5(b)(iv) will not apply to Party A and will not apply to Party B.

(e)      The  "AUTOMATIC  EARLY  TERMINATION"  provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f)       PAYMENTS ON EARLY TERMINATION.  For the purpose of Section 6(e) of this Agreement:

(i)      Market Quotation will apply,  provided,  however, that,  notwithstanding  anything to the contrary in this
                  Agreement,  if an Early  Termination Date has been designated as a result of a Derivative  Provider
                  Trigger Event, the following provisions will apply:

                  (A)      The  definition  of Market  Quotation  in Section 14 shall be deleted in its  entirety and replaced with the following:

                           "MARKET  QUOTATION"  means,  with respect to one or more Terminated  Transactions,  a Firm
                           Offer which is (1) made by an Eligible  Replacement,  (2) for an amount that would be paid to Party B  (expressed  as a  negative  number)  or by Party B  (expressed  as a  positive number) in consideration of an agreement between Party B and such Eligible  Replacement to enter into a  Replacement  Transaction,  and (3) made on the basis that Unpaid  Amounts in respect of the  Terminated  Transaction or group of  Transactions  are to be excluded but, without  limitation,  any  payment or  delivery  that would,  but for the  relevant  Early
                           Termination Date, have been required (assuming  satisfaction of each applicable  condition precedent) after that Early Termination Date is to be included.

                  (B)      The  definition  of  Settlement  Amount shall be deleted in its entirety and replaced with the following:

                           "SETTLEMENT  AMOUNT"  means,  with respect to any Early  Termination  Date,  an amount (as determined by Party B and provided by the Reference Market Maker) equal to:

                           (a)      if,  on or prior to such  Early  Termination  Date,  a Market  Quotation  for the
                                    relevant Terminated  Transaction or group of Terminated  Transactions is accepted by Party B so as to become legally binding,  the Termination  Currency Equivalent of the amount (whether positive or negative) of such Market Quotation;

                           (b)      if,  on such  Early  Termination  Date,  no  Market  Quotation  for the  relevant
                                    Terminated  Transaction or group of Terminated  Transactions has been accepted by
                                    Party B so as to become legally  binding and one or more Market  Quotations  from
                                    Approved  Replacements  have been  communicated  to Party B and remain capable of becoming  legally binding upon  acceptance by Party B, the  Termination  Currency
                                    Equivalent  of the amount  (whether  positive or  negative) of the lowest of such
                                    Market  Quotations (for the avoidance of doubt, (I) a Market Quotation  expressed as a negative  number is lower than a Market  Quotation  expressed  as a positive number and (II) the lower of two Market Quotations  expressed as negative numbers is the one with the largest absolute value); or

                           (c)      if,  on such  Early  Termination  Date,  no  Market  Quotation  for the  relevant
                                    Terminated  Transaction or group of Terminated  Transactions is accepted by Party
                                    B so as to become  legally  binding  and no  Market  Quotation  from an  Approved
                                    Replacement  has been  communicated  to Party B and  remains  capable of becoming legally binding upon  acceptance by Party B, Party B's Loss (whether  positive or
                                    negative  and  without   reference  to  any  Unpaid  Amounts)  for  the  relevant
                                    Terminated Transaction or group of Terminated Transactions."

                  (C)      If Party B requests Party A in writing to obtain Market Quotations,  Party A shall use its reasonable efforts to do so before the Early Termination Date.

                  (D)      If the Settlement Amount is a negative number,  Section 6(e)(i)(3) shall be deleted in its entirety and replaced with the following:

                           "(3) Second Method and Market Quotation.  If the Second Method and Market Quotation apply,
                           (I) Party B shall pay to Party A an amount equal to the absolute  value of the  Settlement
                           Amount in respect of the  Terminated  Transactions,  (II) Party B shall pay to Party A the
                           Termination  Currency  Equivalent of the Unpaid Amounts owing to Party A and (III) Party A shall pay to Party B the  Termination  Currency  Equivalent of the Unpaid Amounts owing to
                           Party B; provided,  however,  that (x) the amounts payable under the immediately preceding clauses  (II) and (III) shall be subject to netting in  accordance  with  Section  2(c) of this Agreement and (y) notwithstanding  any other provision of this Agreement,  any amount payable  by Party A under  the  immediately  preceding  clause  (III)  shall not be netted against any amount payable by Party B under the immediately preceding clause (I)."

(E)      At any time on or before the Early  Termination Date at which two or more Market  Quotations from Approved
                           Replacements  have been  communicated  to Party B and remain  capable of becoming  legally binding  upon  acceptance  by Party B, Party B shall be entitled to accept only the lowest of such Market  Quotations (for the avoidance of doubt, (I) a Market  Quotation  expressed as a negative number is lower than a Market  Quotation  expressed as a positive number and
                           (II) the lower of two Market Quotations  expressed as negative  numbers,  the one with the largest absolute value).

(F)      In  determining  whether or not a Firm Offer  satisfies  clause (B)(y) of the  definition  of  Replacement
                           Transaction and whether or not a transfer  satisfies clause (e)(B)(y) of the definition of
                           Permitted Transfer, Party B shall act in a commercially reasonable manner.

(ii)     The Second Method will apply.

(g)      "TERMINATION CURRENCY" means USD.

(h)      ADDITIONAL TERMINATION EVENTS.  Additional Termination Events will apply as provided in Part 5(c).

PART 2.           TAX MATTERS.

(a)      TAX REPRESENTATIONS.

         (i)      PAYER REPRESENTATIONS.  For the purpose of Section 3(e) of this Agreement:

                  (A)      Party A makes the following representation(s):

                  It is  not  required  by  any  applicable  law,  as  modified  by the  practice  of any  relevant
                  governmental  revenue  authority,   of  any  Relevant  Jurisdiction  to  make  any  deduction  or withholding  for or on account of any Tax from any payment  (other than  interest  under  Section
                  2(e),  6(d)(ii)  or 6(e) of this  Agreement)  to be made  by it to the  other  party  under  this
                  Agreement.  In making this  representation,  it may rely on: the accuracy of any  representations made by the other party  pursuant to Section 3(f) of this  Agreement;  (ii) the  satisfaction  of the agreement  contained in Section  4(a)(i) or 4(a)(iii) of this  Agreement and the accuracy and effectiveness  of any  document  provided  by the other  party  pursuant  to  Section  4(a)(i) or
                  4(a)(iii)  of this  Agreement;  and (iii) the  satisfaction  of the  agreement of the other party contained  in  Section  4(d) of this  Agreement,  provided  that it shall not be a breach of this representation  where  reliance  is placed on clause  (ii) and the other party does not deliver a form or  document  under  Section  4(a)(iii)  by reason  of  material  prejudice  to its legal or commercial position.

                  (B)      Party B makes the following representation(s):

                  None.

         (ii)     PAYEE REPRESENTATIONS.  For the purpose of Section 3(f) of this Agreement:

                  (A)      Party A makes the following representation(s):

                           (x) It is a "U.S.  person"  (as that term is used in section  1.1441-4(a)(3)(ii)  of the
                           United States Treasury  Regulations) for United States federal income tax purposes,  (y)
                           it is a trust  company duly  organized  and existing  under the laws of the State of New
                           York, and (y) its U.S. taxpayer identification number is 135160382.

                  (B)      Party B makes the following representation(s):

                           None.

(b)      TAX PROVISIONS.

         (i)      GROSS  UP.  Section  2(d)(i)(4)  shall not apply to Party B as X, and  Section  2(d)(ii)  shall not apply to Party B as Y, in each case such that Party B shall not be required  to pay any  additional amounts referred to therein.

         (ii)     INDEMNIFIABLE  TAX.  The  definition  of  "Indemnifiable  Tax"  in  Section  14 is  deleted  in its entirety and replaced with the following:

                  "INDEMNIFIABLE  TAX"  means,  in  relation  to  payments  by Party A, any Tax and,  in  relation to payments by Party B, no Tax.

PART 3.           AGREEMENT TO DELIVER DOCUMENTS.

(a)      For the purpose of Section 4(a)(i), tax forms, documents, or certificates to be delivered are:

PARTY REQUIRED TO DELIVER     FORM/DOCUMENT/                                                      DATE BY WHICH TO
DOCUMENT                      CERTIFICATE                                                         BE DELIVERED
Party A                       A correct,  complete  and duly  executed  U.S.  Internal  Revenue   Upon the execution and delivery of this Agreement
                              Service  Form W-9 (or  successor  thereto)  that  establishes  an exemption from  deduction or  withholding  obligation on payments to Party A under this Agreement.
Party B                       A correct,  complete and executed U.S.  Internal  Revenue Service   (i) Before the first Payment Date under this Agreement,  (ii)
                              Form  W-9,   W-8BEN,   W-8ECI,   or  W-8IMY,   with   appropriate   in the case of a U.S.  Internal  Revenue Service Form W-8ECI,
                              attachments,  as applicable,  or any other or successor  form, in   W-8IMY,  and  W-8BEN  that does not  include a U.S.  taxpayer
                              each  case  that  establishes  an  exemption  from  deduction  or   identification  number in line 6, before  December 31 of each
                              withholding  obligations;   and  any  other  document  reasonably   third   succeeding   calendar   year,   (iii)  promptly  upon
                              requested to allow Party A to make payments  under this Agreement   reasonable   demand  by  Party  A,  and  (iv)  promptly  upon
                              without any  deduction  or  withholding  for or on account of any   receiving  actual  knowledge  that any such  form  previously
                              tax.  If the  Supplemental  Interest  Trust  Trustee  provides an   provided by Party B has become obsolete or incorrect
                              incorrect     withholding     Certificate     prepared    by    a
                              Certificate-holder,  it will upon notification by Party A request a corrected Certificate from the Certificate-holder.

(b)      For the purpose of Section 4(a)(ii), other documents to be delivered are:

PARTY REQUIRED TO DELIVER     FORM/DOCUMENT/                                         DATE BY WHICH TO                                      COVERED BY SECTION 3(D)
DOCUMENT                      CERTIFICATE                                            BE DELIVERED                                          REPRESENTATION
Party A and                   Any documents  required by the  receiving  party to    Upon the execution and delivery of this Agreement     Yes
Party B                       evidence the authority of the  delivering  party or
                              its  Credit  Support  Provider,  if any,  for it to
                              execute   and   deliver   the    Agreement,    this
                              Confirmation,  and any Credit Support  Documents to
                              which it is a party,  and to evidence the authority
                              of  the  delivering  party  or its  Credit  Support
                              Provider  to  perform  its  obligations  under  the
                              Agreement,   this   Confirmation   and  any  Credit
                              Support Document, as the case may be
Party A and                   A certificate of an authorized  officer of the party,  Upon the execution and delivery of this Agreement     Yes
Party B                       as to the  incumbency and authority of the respective
                              officers  of the party  signing the  Agreement,  this
                              Confirmation,   and  any  relevant   Credit   Support
                              Document, as the case may be
Party A                       A  copy  of  the  quarterly   and  annual   financial  Promptly upon becoming publicly available;            No
                              statements   of  Party  A  for  the   most   recently  provided, if available on http://www.fdic.gov, such completed  fiscal year and publicly  available in its  delivery is not required regulatory call report
Party A                       An   opinion   of  counsel  to  Party  A  as  to  the  Upon the execution and delivery of this Agreement     No
                              enforceability of this Confirmation
Party B                       An   opinion   of  counsel  to  Party  B  as  to  the  Upon the execution and delivery of this Agreement     No
                              enforceability of this Confirmation.

PART 4.  MISCELLANEOUS.

(a)      ADDRESS FOR NOTICES:  For the purposes of Section 12(a) of this Agreement:

         Address for notices or communications to Party A:

         Address:          The Bank of New York
                           Swaps and Derivative Products Group
                           Global Market Division
                           32 Old Slip 15th Floor
                           New York, NY 10286
                           Attention: Steve Lawler
                           Facsimile: 212-495-1016
                           Phone: 212-804-2137

                  with a copy to:

                           The Bank of New York
                           Swaps and Derivative Products Group
                           32 Old Slip 16th Floor
                           New York, New York 10286
                           Attention: Andrew Schwartz
                           Tele: 212-804-5103
                           Fax: 212-804-5818/5837

         (For all purposes)

                  A copy of any notice or other  communication  with respect to Sections 5 or 6 should also be sent to the addresses set out below:

                           The Bank of New York
                           Legal Department
                           One Wall Street - 10th Floor
                           New York, New York 10286
                           Attention: General Counsel

         Address for notices or communications to Party B:

                           Deutsche Bank Trust Company Americas
                           1761 East St. Andrew Place
                           Santa Ana, CA 92705
                           Attention: Trust Administration RF07Q8
                           Facsimile: 714-247-6000
                           Phone:  714-855-1557

(b)      PROCESS AGENT.  For the purpose of Section 13(c):

         Party A appoints as its Process Agent:  Not applicable.

         Party B appoints as its Process Agent:  Not applicable.

(c)      OFFICES.  The provisions of Section 10(a) will apply to this Agreement.

(d)      MULTIBRANCH PARTY.  For the purpose of Section 10(c) of this Agreement:

         Party A is not a Multibranch Party.

         Party B is not a Multibranch Party.

(e)      CALCULATION  AGENT. The Calculation Agent is Party A; provided,  however,  that if an Event of Default shall have  occurred  with  respect to Party A, Party B shall  have the right to  appoint as  Calculation  Agent a financial  institution which would qualify as a Reference  Market-maker,  reasonably  acceptable to Party A, the cost for which shall be borne by Party A.

(f)      CREDIT SUPPORT DOCUMENT.

         Party A:          The Credit  Support  Annex,  and any guarantee in support of Party A's  obligations  under this Agreement.

         Party B:          The Credit Support Annex,  solely in respect of Party B's obligations under Paragraph 3(b)
                           of the Credit Support Annex.

(g)      CREDIT SUPPORT PROVIDER.

         Party A:          The  guarantor  under any  guarantee  in  support  of Party  A's  obligations  under  this
                           Agreement.

         Party B:          None.

(h)      GOVERNING  LAW.  The  parties  to this  Agreement  hereby  agree that the law of the State of New York shall govern their rights and duties in whole  (including any claim or  controversy  arising out of or relating to this  Agreement),  without  regard to the  conflict of law  provisions  thereof  other than New York General
         Obligations Law Sections 5-1401 and 5-1402.

(i)      NETTING OF PAYMENTS.  Subparagraph (ii) of Section 2(c) will apply to each Transaction hereunder.

(j)      AFFILIATE.  "Affiliate"  shall have the meaning  assigned  thereto in Section 14;  provided,  however,  that
         Party B shall be deemed to have no  Affiliates  for purposes of this  Agreement,  including  for purposes of
         Section 6(b)(ii).

PART 5.           OTHER PROVISIONS.

(a)      DEFINITIONS.  Unless otherwise  specified in a Confirmation,  this Agreement and each Transaction under this
         Agreement  are  subject  to  the  2000  ISDA  Definitions  as  published  and  copyrighted  in  2000  by the
         International  Swaps and  Derivatives  Association,  Inc. (the  "DEFINITIONS"),  and will be governed in all relevant  respects by the  provisions set forth in the  Definitions,  without regard to any amendment to the
         Definitions  subsequent to the date hereof.  The provisions of the  Definitions  are hereby  incorporated by reference in and shall be deemed a part of this Agreement,  except that (i) references in the Definitions to a "Swap Transaction" shall be deemed references to a "Transaction" for purposes of this Agreement,  and (ii)
         references to a  "Transaction"  in this Agreement  shall be deemed  references to a "Swap  Transaction"  for purposes of the Definitions.  Each term capitalized but not defined in this Agreement shall have the meaning assigned thereto in the Pooling and Servicing Agreement.

         Each reference herein to a "Section" (unless  specifically  referencing the Pooling and Servicing Agreement)
         or to a "Section"  "of this  Agreement"  will be  construed  as a reference  to a Section of the ISDA Master
         Agreement;  each herein  reference  to a "Part" will be construed as a reference to the Schedule to the ISDA
         Master Agreement;  each reference herein to a "Paragraph" will be construed as a reference to a Paragraph of the Credit Support Annex.

(b)      AMENDMENTS TO ISDA MASTER AGREEMENT.

         (i)      SINGLE  AGREEMENT.  Section  1(c) is hereby  amended by the adding  the words  "including,  for the avoidance of doubt, the Credit Support Annex" after the words "Master Agreement".

         (ii)     CONDITIONS PRECEDENT.     Section  2(a)(iii) is hereby  amended by adding the  following at the end thereof:

                  Notwithstanding  anything to the  contrary  in Section  2(a)(iii)(1),  if an Event of Default  with respect to Party B or  Potential  Event of Default  with  respect to Party B has  occurred and been continuing  for more than 30 Local  Business Days and no Early  Termination  Date in respect of the
                  Affected  Transactions has occurred or been  effectively  designated by Party A, the obligations of
                  Party A under Section  2(a)(i)  shall cease to be subject to the  condition  precedent set forth in
                  Section  2(a)(iii)(1)  with respect to such  specific  occurrence  of such Event of Default or such
                  Potential Event of Default (the "SPECIFIC EVENT");  provided,  however, for the avoidance of doubt, the  obligations of Party A under Section  2(a)(i) shall be subject to the condition  precedent set forth  in  Section  2(a)(iii)(1)  (subject  to  the  foregoing)  with  respect  to  any  subsequent occurrence  of the same Event of Default  with  respect  to Party B or  Potential  Event of Default with respect to Party B after the Specific  Event has ceased to be  continuing  and with respect to any  occurrence  of any other  Event of  Default  with  respect  to Party B or  Potential  Event of
                  Default with respect to Party B that occurs subsequent to the Specific Event.

         (iii)    CHANGE OF  ACCOUNT.  Section  2(b) is hereby  amended by the  addition of the  following  after the word "delivery" in the first line thereof:

                  "to another account in the same legal and tax jurisdiction as the original account".

         (iv)     REPRESENTATIONS.  Section  3 is  hereby  amended  by  adding  at  the  end  thereof  the  following subsection (g):

                  "(g)     Relationship Between Parties.

                           (1)      Nonreliance.  (i) It is not relying on any  statement  or  representation  of the other party (whether written or oral) regarding any Transaction hereunder,  other than the representations  expressly made in this Agreement or the Confirmation in respect  of that  Transaction  and  (ii) it has  consulted  with  its own  legal, regulatory, tax, business,  investment,  financial and accounting advisors to the extent it has deemed necessary,  and it has made its own investment,  hedging and trading  decisions  based upon its own  judgment  and upon any  advice  from such advisors as it has deemed  necessary and not upon any view expressed by the other party.

                           (2)      Evaluation  and  Understanding.  (i) It has the capacity to evaluate  (internally or through  independent  professional  advice) each  Transaction and has made its own decision to enter into the  Transaction  and (ii) it  understands  the terms, conditions and risks of the  Transaction  and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

                           (3)      Purpose.  It is entering  into the  Transaction  for the purposes of managing its borrowings or  investments,  hedging its  underlying  assets or liabilities or in connection with a line of business.

                           (4)      Status of  Parties.  The other  party is not  acting  as an agent,  fiduciary  or advisor for it in respect of the Transaction.

                           (5)      Eligible  Contract  Participant.  It is an "eligible  swap  participant"  as such term is  defined  in,  Section  35.1(b)(2)  of the  regulations  (17  C.F.R.  35)
                                    promulgated under, and an "eligible  contract  participant" as defined in Section
                                    1(a)(12) of the Commodity Exchange Act, as amended."

         (v)      TRANSFER  TO AVOID  TERMINATION  EVENT.  Section  6(b)(ii) is hereby  amended  (i) by deleting  the words "or if a Tax Event Upon Merger  occurs and the  Burdened  Party is the  Affected  Party," and
                  the words ", which  consent will not be withheld if such other  party's  policies in effect at such time would permit it to enter into  transactions  with the  transferee  on the terms  proposed" and
                  (ii) by deleting the words "to transfer"  and inserting the words "to effect a Permitted  Transfer"
                  in lieu thereof.

         (vi)     JURISDICTION.   Section  13(b)  is  hereby   amended  by:  (i)  deleting  in  the  second  line  of
                  subparagraph  (i) thereof the word "non-",  (ii) deleting "; and" from the end of subparagraph  (i)
                  and inserting "." in lieu thereof, and (iii) deleting the final paragraph thereof.

         (vii)    LOCAL  BUSINESS DAY. The  definition of Local  Business Day in Section 14 is hereby  amended by the addition of the words "or any Credit Support  Document"  after  "Section  2(a)(i)" and the addition of the words "or Credit Support Document" after "Confirmation".

(c)      ADDITIONAL TERMINATION EVENTS.  The following Additional Termination Events will apply:

(I)      FAILURE  TO POST  COLLATERAL.  If Party A has  failed to  comply  with or  perform  any  obligation  to be complied  with or  performed  by Party A in  accordance  with the Credit  Support  Annex,  and such failure has not given rise to an Event of Default under Section 5(a)(i) or Section 5(a)(iii),  then an  Additional  Termination  Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

(II)     SECOND RATING  TRIGGER  REPLACEMENT.  The  occurrence of any event  described in this Part 5(c)(ii)  shall constitute  an Additional  Termination  Event with respect to Party A and Party A shall be the sole
                  Affected Party with respect to such Additional Termination Event.

                  (A)      A Moody's  Second Trigger  Downgrade  Event has occurred and is continuing and at least 30
                           Local Business Days have elapsed since such Moody's Second Trigger  Downgrade  Event first occurred,  and at least  one  Eligible  Replacement  has  made a Firm  Offer  that  would, assuming the occurrence of an Early  Termination  Date,  qualify as a Market Quotation (on the basis that Part  1(f)(i)(A)  applies) and which  remains  capable of becoming  legally binding upon acceptance.

                  (B)      An S&P Required  Ratings  Downgrade  Event has occurred and is continuing  and at least 60 calendar days have elapsed since such S&P Required Ratings Downgrade Event first occurred.

                  (C)      A Fitch Required  Ratings  Downgrade  Event has occurred and is continuing and at least 30 calendar  days have  elapsed  since such Fitch  Required  Ratings  Downgrade  Event  first occurred.

         (iii)    [RESERVED.]

         (iv)     OPTIONAL  TERMINATION  OF  SECURITIZATION.  An  Additional  Termination  Event shall occur upon the earlier of (i) the  occurrence  of an Optional  Termination  in  accordance  with Article IX of the
                  Pooling and Servicing Agreement or (ii) notice to  Certificateholders  of such Optional Termination becoming  unrescindable,  in  accordance  with Article IX of the Pooling and  Servicing  Agreement.
                  Party B shall be the sole  Affected  Party  with  respect  to such  Additional  Termination  Event;
                  provided,  however, that notwithstanding anything to the contrary in Section 6(b)(iv), only Party B may designate an Early Termination Date as a result of this Additional Termination Event.

(d)      REQUIRED  RATINGS  DOWNGRADE  EVENT. If a Required  Ratings  Downgrade Event has occurred and is continuing, then Party A shall,  at its own  expense,  use  commercially  reasonable  efforts to, as soon as  reasonably practicable,  either (A) effect a Permitted  Transfer or (B)  procure an Eligible  Guarantee  by a guarantor with credit  ratings at least equal to the S&P  Required  Ratings  Threshold,  the  Moody's  Second  Trigger
         Threshold and the Fitch Approved Ratings Threshold.

(e)      [RESERVED.]

(f)      TRANSFERS.

         (i)      Section 7 is hereby amended to read in its entirety as follows:

                  "Neither  this  Agreement  nor any  interest  or  obligation  in or  under  this  Agreement  may be transferred  (whether  by way of  security  or  otherwise)  by either  party  unless  (a) the prior written  consent of the other  party is  obtained  and (b) the  Rating  Agency  Condition  has been satisfied with respect to S&P and Fitch, except that:

                  (a)      Party A may make a Permitted Transfer (1) pursuant to Section 6(b)(ii),  (2) pursuant to a consolidation  or  amalgamation  with,  or  merger  with or into,  or  transfer  of all or substantially  all its assets to, another entity (but without prejudice to any other right or remedy  under  this  Agreement),  or (3) at any time at which no  Relevant  Entity  has credit ratings at least equal to the Approved Ratings Threshold;

                  (b)      Party B may transfer its rights and  obligations  hereunder in connection  with a transfer pursuant to Section 8.09 of the Pooling and Servicing Agreement, and

                  (c)      a party may make such a transfer of all or any part of its interest in any amount  payable to it from a Defaulting Party under Section 6(e).

                  Any purported transfer that is not in compliance with this Section will be void.

         (ii)     If an Eligible  Replacement  has made a Firm Offer (which remains an offer that will become legally binding upon acceptance by Party B) to be the transferee  pursuant to a Permitted  Transfer,  Party
                  B shall,  at Party  A's  written  request  and at Party  A's  expense,  take any  reasonable  steps required to be taken by Party B to effect such transfer.

(g)      NON-RECOURSE.  Party A  acknowledges  and agrees that,  notwithstanding  any provision in this  Agreement to the contrary,  the  obligations  of Party B hereunder are limited  recourse  obligations of Party B, payable solely from the  Supplemental  Interest Trust and the proceeds  thereof,  and that Party A will not have any recourse to any of the directors,  officers,  agents,  employees,  shareholders or affiliates of the Party B with respect to any claims,  losses,  damages,  liabilities,  indemnities or other obligations in connection with any  transactions  contemplated  hereby.  In the event  that the  Supplemental  Interest  Trust and the proceeds  thereof,  should be insufficient  to satisfy all claims  outstanding and following the realization of the account held by the  Supplemental  Interest  Trust and the proceeds  thereof,  any claims  against or obligations  of  Party B under  the  ISDA  Master  Agreement  or any  other  confirmation  thereunder  still outstanding  shall be  extinguished  and thereafter not revive.  This provision will survive the termination of this Agreement.

(h)      TIMING OF PAYMENTS BY PARTY B UPON EARLY  TERMINATION.  Notwithstanding  anything to the contrary in Section
         6(d)(ii),  to the extent that all or a portion (in either case,  the  "Unfunded  Amount") of any amount that is  calculated  as being due in respect of any Early  Termination  Date under  Section  6(e) from Party B to
         Party A will be paid by Party B from amounts  other than any upfront  payment paid to Party B by an Eligible
         Replacement  that has entered into a Replacement  Transaction  with Party B, then such Unfunded Amount shall be due on the next  subsequent  Distribution  Date  following  the date on which the payment would have been payable as determined in accordance with Section 6(d)(ii),  and on any subsequent  Distribution  Dates until paid in full (or if such Early Termination Date is the final  Distribution  Date, on such final Distribution
         Date);  provided,  however,  that if the date on which the payment  would have been payable as determined in accordance with Section 6(d)(ii) is a Distribution  Date, such payment will be payable on such  Distribution
         Date.

(i)      RATING AGENCY  NOTIFICATIONS.  Notwithstanding  any other provision of this Agreement,  no Early Termination
         Date shall be  effectively  designated  hereunder  by Party B and no transfer  of any rights or  obligations under this  Agreement  shall be made by either  party  unless each  Rating  Agency has been  provided  prior written notice of such designation or transfer.

(j)      NO SET-OFF.  Except as expressly  provided for in Section 2(c),  Section 6 or Part  1(f)(i)(D)  hereof,  and notwithstanding any other provision of this Agreement or any other existing or future agreement,  each party irrevocably  waives any and all rights it may have to set off, net, recoup or otherwise  withhold or suspend or condition  payment or performance of any obligation  between it and the other party hereunder against any obligation  between it and the other  party  under any other  agreements.  Section  6(e) shall be amended by deleting the following  sentence:  "The amount,  if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.".

(k)      AMENDMENT.  Notwithstanding  any  provision to the contrary in this  Agreement,  no amendment of either this
         Agreement  or any  Transaction  under this  Agreement  shall be permitted by either party unless each of the
         Rating  Agencies has been  provided  prior  written  notice of the same and the Rating  Agency  Condition is satisfied with respect to S&P and Fitch.

(l)      NOTICE OF  CERTAIN  EVENTS  OR  CIRCUMSTANCES.  Each  Party  agrees,  upon  learning  of the  occurrence  or existence of any event or condition that  constitutes  (or that with the giving of notice or passage of time or both would constitute) an Event of Default or Termination  Event with respect to such party,  promptly to give the other Party and to each Rating Agency  notice of such event or condition;  provided that failure to provide  notice of such  event or  condition  pursuant  to this Part 5(l) shall not  constitute  an Event of
         Default or a Termination Event.

(m)      PROCEEDINGS.  No Relevant Entity shall institute  against,  or cause any other person to institute  against, or join any other person in  instituting  against Party B, the  Supplemental  Interest  Trust,  or the trust formed  pursuant to the Pooling and Servicing  Agreement,  in any bankruptcy,  reorganization,  arrangement, insolvency  or  liquidation  proceedings  or other  proceedings  under any  federal or state  bankruptcy  or similar  law for a period  of one year  (or,  if  longer,  the  applicable  preference  period)  and one day following  payment in full of the  Certificates  and any Notes.  This provision will survive the termination of this Agreement.

(n)      SUPPLEMENTAL  INTEREST TRUST TRUSTEE LIABILITY  LIMITATIONS.  It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed by Deutsche Bank Trust Company  Americas  ("DBTCA") not
         individually  or  personally,  but solely as  Supplemental  Interest  Trust  Trustee under the Pooling and
         Servicing  Agreement  in the  exercise of the powers and  authority  conferred  and vested in it under the terms of the Pooling and  Servicing  Agreement;  (b) DBTCA has been  directed  pursuant to the Pooling and
         Servicing  Agreement to enter into this Agreement and to perform its  obligations  hereunder;  (c) each of the  representations,  undertakings and agreements herein made on the part of Party B is made and intended not as personal  representations,  undertakings  and  agreements of DBTCA but is made and intended for the purpose of binding only the  Supplemental  Interest Trust; (d) nothing herein contained shall be construed as creating any  liability on the part of DBTCA,  individually  or  personally,  to perform any  covenant, either  expressed or implied,  contained  herein  (including,  for the avoidance of doubt,  any liability, individually or personally,  for any failure or delay in making a payment  hereunder to Party A due to any failure  or delay in  receiving  amounts  held in the  account  held by the  Supplemental  Interest  Trust created  pursuant  to the  Pooling  and  Servicing  Agreement  or any  inability  to provide  any  correct withholding  certificate from a  Certificate-holder  provided to the  Supplemental  Interest Trust Trustee
         (including the inability to provide a corrected  withholding  certificate  from a  Certificate-holder  who has not complied with a request to make correction)),  all such liability,  if any, being expressly waived by the parties  hereto and by any Person  claiming by, through or under the parties hereto and such waiver shall  bind any third  party  making a claim by or through  one of the  parties  hereto;  and (e) under no circumstances  shall DBTCA be personally  liable for the payment of any  indebtedness or expenses of Party
         B or be liable for the breach or failure of any obligation,  representation,  warranty or covenant made or undertaken by Party B under this  Agreement or any other related  documents,  as to all of which  recourse shall be had solely to the assets of the  Supplemental  Interest Trust in accordance with the terms of the
         Pooling and Servicing Agreement.

(o)      SEVERABILITY.  If any  term,  provision,  covenant,  or  condition  of this  Agreement,  or the  application thereof to any party or  circumstance,  shall be held to be invalid or  unenforceable  (in whole or in part)
         in any respect,  the remaining terms,  provisions,  covenants,  and conditions hereof shall continue in full force  and  effect  as if this  Agreement  had been  executed  with the  invalid  or  unenforceable  portion eliminated,  so long as this Agreement as so modified  continues to express,  without material  change,  the original  intentions  of the parties as to the subject  matter of this  Agreement  and the  deletion of such portion of this  Agreement will not  substantially  impair the respective  benefits or  expectations  of the parties;  provided,  however,  that this severability  provision shall not be applicable if any provision of
         Section 2, 5, 6, or 13 (or any  definition  or  provision  in Section 14 to the extent it relates  to, or is used in or in connection with any such Section) shall be so held to be invalid or unenforceable.

         The parties  shall  endeavor to engage in good faith  negotiations  to replace any invalid or  unenforceable term, provision,  covenant or condition with a valid or enforceable term, provision,  covenant or condition, the  economic  effect of which  comes as close as possible  to that of the  invalid or  unenforceable  term, provision, covenant or condition.

(p)      AGENT FOR  PARTY B.  Party A  acknowledges  that  Party B has  appointed  the  Supplemental  Interest  Trust
         Trustee  under  the  Pooling  and  Servicing  Agreement  to carry  out  certain  functions  on behalf of the
         Supplemental  Interest  Trust,  and that the  Supplemental  Interest Trust Trustee shall be entitled to give notices and to perform and satisfy the obligations of Party B hereunder on behalf of Party B.

(q)      LIMITATION  ON EVENTS OF DEFAULT.  Notwithstanding  the  provisions of Sections 5 and 6, with respect to any
         Transaction,  if at any time and so long as Party B has satisfied in full all its payment  obligations under
         Section 2(a)(i) in respect of each Transaction  with the reference number 39466 (each, a "Cap  Transaction")
         and has at the time no future payment  obligations,  whether  absolute or contingent,  under such Section in respect of such Cap  Transaction,  then unless Party A is required  pursuant to  appropriate  proceedings to return to Party B or  otherwise  returns to Party B upon demand of Party B any  portion of any such  payment in respect of such Cap  Transaction,  (a) the occurrence of an event  described in Section 5(a) with respect to Party B shall not  constitute  an Event of Default or Potential  Event of Default with respect to Party B as  Defaulting  Party in respect of such Cap  Transaction  and (b) Party A shall be entitled to designate an
         Early  Termination  Date  pursuant to Section 6 in respect of such Cap  Transaction  only as a result of the occurrence of a Termination  Event set forth in either  Section  5(b)(i) or 5(b)(ii) with respect to Party A as the Affected  Party,  or Section  5(b)(iii) with respect to Party A as the Burdened  Party.  For purposes of the Transactions  identified by the reference  numbers 39466,  Party A acknowledges and agrees that Party
         B's only payment  obligation  under Section 2(a)(i) in respect of each Cap Transaction is to pay the related
         Fixed Amount on the related Fixed Amount Payer Payment Date.

(r)      CONSENT TO  RECORDING.  Each party hereto  consents to the  monitoring  or  recording,  at any time and from time to time, by the other party of any and all communications  between trading,  marketing,  and operations personnel of the parties and their  Affiliates,  waives any further notice of such  monitoring or recording, and agrees to notify such  personnel  of such  monitoring  or  recording.  Each party agrees to provide such recording to the other party upon reasonable request.

(s)      WAIVER OF JURY  TRIAL.  Each  party  waives any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document.

(t)      FORM OF ISDA  MASTER  AGREEMENT.  Party A and  Party B  hereby  agree  that the text of the body of the ISDA
         Master  Agreement  is  intended  to be the  printed  form of the  ISDA  Master  Agreement  (Multicurrency  -
         Crossborder) as published and copyrighted in 1992 by the  International  Swaps and Derivatives  Association,
         Inc.

(u)      PAYMENT  INSTRUCTIONS.  Party A hereby agrees that,  unless  notified in writing by Party B of other payment instructions,  any and all amounts  payable by Party A to Party B under this Agreement  shall be paid to the account specified in Item 4 of this Long-form Confirmation, below.

(v)      ADDITIONAL REPRESENTATIONS.

         (i)      REPRESENTATIONS  OF  PARTY A.  Party A  represents  to Party B on the date on which  Party A enters into each  Transaction  that Party A is a bank  subject  to the  requirements  of  Federal  Deposit
                  Insurance Act,  delivery and performance of this Agreement  (including the Credit Support Annex and each  Confirmation)  have been authorized by all necessary  corporate action of Party A, the person executing  this  Agreement  on  behalf  of Party A is an  officer  of Party A of the  level of vice
                  president  or  higher,   and  this   Agreement   (including  the  Credit  Support  Annex  and  each
                  Confirmation)  will be maintained as one of its official records  continuously from the time of its execution  (or in the  case of any  Confirmation,  continuously  until  such  time as the  relevant
                  Transaction matures and the obligations therefor are satisfied in full).

         (ii)     CAPACITY.  Party A  represents  to Party B on the date on which Party A enters into this  Agreement that it is entering into this  Agreement and the  Transaction  as principal and not as agent of any person.  Party B  represents  to Party A on the  date on  which  the  Supplemental  Interest  Trust
                  Trustee  executes this  Agreement on behalf of Party B, that it is executing  this  Agreement,  not individually,  but solely its  capacity as  Supplemental  Interest  Trust  Trustee on behalf of the
                  Supplemental Interest Trust.

(w)      ACKNOWLEDGEMENTS.

         (i)      SUBSTANTIAL  FINANCIAL  TRANSACTIONS.  Each party hereto is hereby advised and  acknowledges  as of the date hereof that the other party has engaged in (or  refrained  from  engaging in)  substantial financial  transactions  and has taken  (or  refrained  from  taking)  other  material  actions  in reliance  upon the entry by the parties into the  Transaction  being  entered into on the terms and conditions  set  forth  herein  and in  the  Pooling  and  Servicing  Agreement  relating  to  such
                  Transaction,  as  applicable.  This  paragraph  shall be deemed  repeated on the trade date of each
                  Transaction.

         (ii)     BANKRUPTCY  CODE.  Subject to Part 5(m),  without  limiting the  applicability if any, of any other provision  of the U.S.  Bankruptcy  Code as amended  (the  "Bankruptcy  Code")  (including  without limitation  Sections 362, 546, 556, and 560 thereof and the  applicable  definitions in Section 101 thereof),  the parties  acknowledge  and agree that all  Transactions  entered into  hereunder will constitute  "forward  contracts" or "swap  agreements"  as defined in Section 101 of the Bankruptcy
                  Code or "commodity  contracts" as defined in Section 761 of the  Bankruptcy  Code,  that the rights of the parties under Section 6 of this Agreement will  constitute  contractual  rights to liquidate
                  Transactions,  that any margin or  collateral  provided  under any  margin,  collateral,  security, pledge,  or similar  agreement  related  hereto will  constitute  a "margin  payment" as defined in
                  Section  101 of the  Bankruptcy  Code,  and that the parties  are  entities  entitled to the rights under, and protections afforded by, Sections 362, 546, 556, and 560 of the Bankruptcy Code.

         (iii)    SWAP  AGREEMENT.  Party A acknowledges  that each  Transaction is a "swap  agreement" as defined in
                  12 U.S.C.  Section  1821(e)(8)(D)(vi)  and a "covered  swap  agreement" as defined in the Commodity
                  Exchange Act (7 U.S.C. Section 27(d)(1)).

(x)      ADDITIONAL DEFINITIONS.

         As used in this Agreement, the following terms shall have the meanings set forth below, unless the context clearly requires otherwise:

                  "APPROVED RATINGS  THRESHOLD" means each of the S&P Approved Ratings  Threshold,  the Moody's First
                  Trigger Ratings Threshold and the Fitch Approved Ratings Threshold.

                  "APPROVED  REPLACEMENT"  means,  with respect to a Market  Quotation,  an entity making such Market
                  Quotation,  which entity would  satisfy  conditions  (a),  (b),  (c) and (d) of the  definition  of
                  Permitted  Transfer (as  determined  by Party B in its sole  discretion,  acting in a  commercially reasonable  manner) if such entity were a  Transferee,  as defined in the  definition  of Permitted
                  Transfer.

                  "DERIVATIVE  PROVIDER TRIGGER EVENT" means (i) an Event of Default with respect to which Party A is a Defaulting  Party,  (ii) a  Termination  Event with respect to which Party A is the sole Affected
                  Party or (iii) an Additional  Termination  Event with respect to which Party A is the sole Affected
                  Party.

                  "ELIGIBLE  GUARANTEE"  means an unconditional  and irrevocable  guarantee of all present and future obligations of Party A under this Agreement (or,  solely for purposes of the definition of Eligible
                  Replacement,  all present and future obligations of such Eligible  Replacement under this Agreement or its  replacement,  as  applicable)  which is provided by a guarantor as principal  debtor rather than  surety  and  which is  directly  enforceable  by Party  B,  the form and  substance  of which guarantee are subject to the Rating Agency  Condition with respect to S&P and Fitch, and either (A)
                  a law firm has given a legal opinion  confirming that none of the  guarantor's  payments to Party B under such  guarantee  will be subject to  deduction  or Tax  collected  by  withholding,  and such opinion has been delivered to Moody's,  or (B) such guarantee  provides that, in the event that any of such  guarantor's  payments to Party B are subject to deduction or Tax collected by withholding, such  guarantor  is required to pay such  additional  amount as is necessary to ensure that the net amount  actually  received by Party B (free and clear of any Tax  collected  by  withholding)  will equal the full  amount  Party B would have  received  had no such  deduction  or  withholding  been required,  or (C) in the event that any payment  under such  guarantee  is made net of deduction or withholding for Tax, Party A is required,  under Section 2(a)(i),  to make such additional  payment as is necessary to ensure that the net amount actually  received by Party B from the guarantor will equal the full  amount  Party B would have  received  had no such  deduction  or  withholding  been required.

                  "ELIGIBLE  REPLACEMENT"  means an entity (A) that lawfully could perform the  obligations  owing to
                  Party B under this Agreement (or its  replacement,  as applicable) and (B) (I) (x) which has credit ratings  from S&P at least  equal to the S&P  Required  Ratings  Threshold  or (y) all  present and future  obligations of which entity owing to Party B under this Agreement (or its  replacement,  as applicable) are guaranteed  pursuant to an Eligible  Guarantee  provided by a guarantor with credit ratings from S&P at least equal to the S&P Required Ratings  Threshold,  in either case if S&P is a
                  Rating Agency,  (II) (x) which has credit ratings from Moody's at least equal to the Moody's Second
                  Trigger Ratings Threshold or (y) all present and future  obligations of which entity owing to Party
                  B under this Agreement (or its replacement,  as applicable) are guaranteed  pursuant to an Eligible
                  Guarantee  provided by a guarantor  with credit  ratings from Moody's at least equal to the Moody's
                  Second  Trigger  Ratings  Threshold,  in either case if Moody's is a Rating  Agency,  and (III) (x)
                  which has credit  ratings  from  Fitch at least  equal to the  applicable  Fitch  Approved  Ratings
                  Threshold  or (y) all present and future  obligations  of which  entity owing to Party B under this
                  Agreement (or its  replacement,  as applicable)  are guaranteed  pursuant to an Eligible  Guarantee provided  by a  guarantor  with  credit  ratings  from Fitch at least  equal to the Fitch  Approved
                  Ratings  Threshold,  in either case if Fitch is a Rating Agency.  All credit  ratings  described in this  definition  of Eligible  Replacement  shall be provided to Party B in writing upon request of
                  Party B.

                  "FINANCIAL  INSTITUTION"  means a bank,  broker/dealer,  insurance company,  structured  investment company or derivative product company.

                  "FIRM OFFER" means a quotation  from an Eligible  Replacement  (i) in an amount equal to the actual amount payable by or to Party B in consideration of an agreement  between Party B and such Eligible
                  Replacement  to replace  Party A as the  counterparty  to this  Agreement by way of novation or, if such novation is not possible,  an agreement between Party B and such Eligible Replacement to enter into a  Replacement  Transaction  (assuming  that  all  Transactions  hereunder  become  Terminated
                  Transactions),  and (ii) that constitutes an offer by such Eligible  Replacement to replace Party A as the  counterparty to this Agreement or enter a Replacement  Transaction that will become legally binding upon such Eligible Replacement upon acceptance by Party B.

                  "FITCH" means Fitch Ratings Ltd., or any successor thereto.

                  "FITCH APPROVED RATINGS  THRESHOLD" means, with respect to Party A, the guarantor under an Eligible
                  Guarantee,  or an Eligible  Replacement,  a long-term unsecured and unsubordinated debt rating from
                  Fitch of "A" and a short-term unsecured and unsubordinated debt rating from Fitch of "F1".

                  "FITCH  REQUIRED  RATINGS  DOWNGRADE  EVENT" means that no Relevant  Entity has credit ratings from
                  Fitch at least equal to the Fitch Required Ratings Threshold.

                  "FITCH REQUIRED RATINGS  THRESHOLD" means, with respect to Party A, the guarantor under an Eligible
                  Guarantee,  or an Eligible  Replacement,  a long-term unsecured and unsubordinated debt rating from
                  Fitch of "BBB-".

                  "MOODY'S" means Moody's Investors Service, Inc., or any successor thereto.

                  "MOODY'S FIRST TRIGGER RATINGS  THRESHOLD"  means,  with respect to Party A, the guarantor under an
                  Eligible Guarantee or an Eligible  Replacement,  (i) if such entity has a short-term  unsecured and unsubordinated  debt rating from Moody's, a long-term  unsecured and unsubordinated  debt rating or counterparty rating from Moody's of "A2" and a short-term  unsecured and unsubordinated debt rating from  Moody's  of  "Prime-1",  or (ii) if such  entity  does not have a  short-term  unsecured  and unsubordinated  debt  rating or  counterparty  rating  from  Moody's,  a  long-term  unsecured  and unsubordinated debt rating or counterparty rating from Moody's of "A1".

                  "MOODY'S  SECOND  TRIGGER  DOWNGRADE  EVENT" means that no Relevant  Entity has credit ratings from
                  Moody's at least equal to the Moody's Second Trigger Ratings Threshold.

                  "MOODY'S SECOND TRIGGER RATINGS  THRESHOLD"  means, with respect to Party A, the guarantor under an
                  Eligible Guarantee or an Eligible  Replacement,  (i) if such entity has a short-term  unsecured and unsubordinated  debt rating from Moody's, a long-term  unsecured and unsubordinated  debt rating or counterparty rating from Moody's of "A3" and a short-term  unsecured and unsubordinated debt rating from  Moody's  of  "Prime-2",  or (ii) if such  entity  does not have a  short-term  unsecured  and unsubordinated  debt rating from Moody's, a long-term  unsecured and unsubordinated  debt rating or counterparty rating from Moody's of "A3".

                  "PERMITTED  TRANSFER"  means a transfer by novation  by Party A pursuant  to Section  6(b)(ii),  or described in Sections  7(a)(2) or (3) (as amended  herein) to a transferee  (the  "Transferee")  of
                  Party A's rights,  liabilities,  duties and obligations under this Agreement, with respect to which transfer  each of the  following  conditions  is  satisfied:  (a)  the  Transferee  is an  Eligible
                  Replacement;  (b) Party A and the  Transferee  are both "dealers in notional  principal  contracts"
                  within the meaning of Treasury  regulations  section 1.1001-4;  (c) as of the date of such transfer the  Transferee  would not be required  to  withhold or deduct on account of Tax from any  payments under this  Agreement or would be required to gross up for such Tax under Section  2(d)(i)(4);  (d)
                  an Event of Default or  Termination  Event  would not occur as a result of such  transfer;  (e) the
                  Transferee  contracts with Party B pursuant to a written instrument (the "Transfer  Agreement") (A)
                  (i) on terms  which are  effective  to transfer to the  Transferee  all,  but not less than all, of
                  Party A's  rights,  liabilities,  duties  and  obligations  under the  Agreement  and all  relevant
                  Transactions,  which terms are  identical to the terms of this  Agreement,  other than party names, dates  relevant to the effective  date of such  transfer,  tax  representations  (provided that the representations  in Part 2(a)(i) are not  modified)  and any other  representations  regarding  the status of the substitute  counterparty  of the type included in Part 5(b)(iv),  Part  5(v)(i)(2) or
                  Part 5(v)(ii),  notice information and account details,  and (ii) each Rating Agency has been given prior  written  notice of such  transfer or (B) (i) on terms that (x) have the effect of preserving for Party B the economic  equivalent of all payment and delivery  obligations  (whether absolute or contingent  and  assuming the  satisfaction  of each  applicable  condition  precedent)  under this
                  Agreement  immediately  before  such  transfer  and (y)  are,  in all  material  respects,  no less beneficial  for Party B than the terms of this  Agreement  immediately  before  such  transfer,  as determined  by Party B, and (ii) Moody's has been given prior  written  notice of such transfer and the Rating  Agency  Condition  is  satisfied  with  respect  to S&P and Fitch;  (f) Party A will be responsible  for any costs or expenses  incurred in connection  with such transfer  (including  any replacement  cost of entering into a  replacement  transaction);  and (g) such  transfer  otherwise complies with the terms of the Pooling and Servicing Agreement.

                  "RATING AGENCY  CONDITION"  means,  with respect to any particular  proposed act or omission to act hereunder and each Rating Agency  specified in connection with such proposed act or omission,  that the party  proposing  such act or failure to act must  consult  with each of the  specified  Rating
                  Agencies and receive  from each such Rating  Agency prior  written  confirmation  that the proposed action or inaction  would not cause a downgrade or  withdrawal  of the  then-current  rating of any
                  Certificates or Notes.

                  "RATING  AGENCIES"  mean,  with respect to any date of  determination,  each of S&P,  Moody's,  and
                  Fitch,  to the extent that each such rating  agency is then  providing a rating for any of the RALI
                  Series  2007-QS8  Trust,  Mortgage  Asset-Backed  Pass Through  Certificates,  Series 2007-QS8 (the
                  "Certificates") or any notes backed by any of the Certificates (the "Notes").

                  "RELEVANT  ENTITIES"  mean Party A and, to the extent  applicable,  a  guarantor  under an Eligible
                  Guarantee.

                  "REPLACEMENT  TRANSACTION" means, with respect to any Terminated Transaction or group of Terminated
                  Transactions,  a transaction or group of  transactions  that (A) has terms which would be effective to transfer to a transferee  all, but not less than all, of Party A's rights,  liabilities,  duties and obligations  under this Agreement and all relevant  Transactions,  which terms are identical to the terms of this Agreement,  other than party names,  dates relevant to the effective date of such transfer, tax representations  (provided that the representations in Part 2(a)(i) are not modified)
                  and any other  representations  regarding  the status of the  substitute  counterparty  of the type included in Part  5(b)(iv),  Part  5(v)(i)(2)  or Part  5(v)(ii),  notice  information  and account details,  save for the exclusion of provisions  relating to  Transactions  that are not  Terminated
                  Transactions,  or (B) (x) would have the effect of preserving  for Party B the economic  equivalent of any payment or delivery  (whether  the  underlying  obligation  was absolute or  contingent  and assuming the satisfaction of each applicable  condition  precedent) under this Agreement in respect of such  Terminated  Transaction  or group  of  Terminated  Transactions  that  would,  but for the occurrence of the relevant Early  Termination Date, have been required after that date, and (y) has terms  which are,  in all  material  respects,  no less  beneficial  for Party B than those of this
                  Agreement (save for the exclusion of provisions  relating to  Transactions  that are not Terminated
                  Transactions), as determined by Party B.

                  "REQUIRED  RATINGS DOWNGRADE EVENT" means that no Relevant Entity has credit ratings at least equal to the Required Ratings Threshold.

                  "REQUIRED RATINGS THRESHOLD" means each of the S&P Required Ratings  Threshold,  the Moody's Second
                  Trigger Ratings Threshold and the Fitch Required Ratings Threshold.

                  "S&P" means Standard & Poor's Rating Services,  a division of The McGraw-Hill  Companies,  Inc., or any successor thereto.

                  "S&P APPROVED RATINGS  THRESHOLD"  means,  with respect to Party A, the guarantor under an Eligible
                  Guarantee,  or an Eligible  Replacement,  a short-term  unsecured and unsubordinated debt rating of
                  "A-1" from S&P, or, if such entity does not have a short-term  unsecured  and  unsubordinated  debt rating from S&P, a long-term  unsecured and  unsubordinated  debt rating or counterparty  rating of
                  "A+" from S&P.

                  "S&P REQUIRED  RATINGS  DOWNGRADE  EVENT" means that no Relevant Entity has credit ratings from S&P at least equal to the S&P Required Ratings Threshold.

                  "S&P REQUIRED RATINGS  THRESHOLD"  means,  with respect to Party A, the guarantor under an Eligible
                  Guarantee, or an Eligible Replacement,  (I) if such entity is a Financial Institution, a short-term unsecured  and  unsubordinated  debt  rating of "A-2" from S&P,  or, if such entity does not have a
                  short-term   unsecured  and  unsubordinated  debt  rating  from  S&P,  a  long-term  unsecured  and unsubordinated  debt  rating or  counterparty  rating of "BBB+" from S&P, or (II) if such entity is not a Financial  Institution,  a short-term  unsecured and unsubordinated debt rating of "A-1" from
                  S&P, or, if such entity does not have a short-term  unsecured and  unsubordinated  debt rating from
                  S&P, a long-term unsecured and unsubordinated debt rating or counterparty rating of "A+" from S&P.

                                 [Remainder of this page intentionally left blank.]

4.       Account Details and Settlement Information:

Payments to Party A:                The Bank of New York
                                    Derivative Products Support Department
                                    32 Old Slip, 16th Floor
                                    New York, New York 10286
                                    Attention: Renee Etheart
                                    ABA #021000018
                                    Account #890-0068-175
                                    Reference: Interest Rate Cap

Payments to Party B:                Deutsche Bank Trust Company-Americas
                                    ABA #: 021001033
                                    Bene Acct. 014-19-663
                                    Bene Acct. Name NYLTD Funds Control-Stars West
                                    Attn: RALI Series 2007-QS8 Trust

This  Agreement may be executed in several  counterparts,  each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

We are very pleased to have executed this Transaction  with you and we look forward to completing other  transactions with you in the near future.

Very truly yours,

The Bank of New York

By:      /s/ Andrew Schwartz
         Name: Andrew Schwartz
         Title:  Vice President

Party B, acting  through its duly  authorized  signatory,  hereby  agrees to,  accepts and  confirms the terms of the foregoing as of the date hereof.

Deutsche Bank Trust Company Americas, not in its individual capacity, but solely as the Supplemental Interest
Trust Trustee on behalf of the Supplemental Interest Trust with respect to the RALI Series 2007-QS8 Trust,
Mortgage Asset-Backed Pass-Through Certificates, Series 2007-QS8

By:      /s/ Mei Nghia
         Name:    Mei Nghia
         Title:   Authorized Signer

                                                    SCHEDULE I

---------------------------------------- ----------------------------------- ---------------------------------------------------
          FROM AND INCLUDING                      TO BUT EXCLUDING                        NOTIONAL AMOUNT (IN USD)
---------------------------------------- ----------------------------------- ---------------------------------------------------
               06/25/07                               07/25/07                                 67,500,000.00
---------------------------------------- ----------------------------------- ---------------------------------------------------
               07/25/07                               08/25/07                                 67,035,535.40
---------------------------------------- ----------------------------------- ---------------------------------------------------
               08/25/07                               09/25/07                                 66,293,032.24
---------------------------------------- ----------------------------------- ---------------------------------------------------
               09/25/07                               10/25/07                                 65,276,971.15
---------------------------------------- ----------------------------------- ---------------------------------------------------
               10/25/07                               11/25/07                                 63,992,917.86
---------------------------------------- ----------------------------------- ---------------------------------------------------
               11/25/07                               12/25/07                                 62,447,516.55
---------------------------------------- ----------------------------------- ---------------------------------------------------
               12/25/07                               01/25/08                                 60,648,476.50
---------------------------------------- ----------------------------------- ---------------------------------------------------
               01/25/08                               02/25/08                                 58,604,551.76
---------------------------------------- ----------------------------------- ---------------------------------------------------
               02/25/08                               03/25/08                                 56,325,513.83
---------------------------------------- ----------------------------------- ---------------------------------------------------
               03/25/08                               04/25/08                                 53,822,117.39
---------------------------------------- ----------------------------------- ---------------------------------------------------
               04/25/08                               05/25/08                                 51,106,058.94
---------------------------------------- ----------------------------------- ---------------------------------------------------
               05/25/08                               06/25/08                                 48,338,844.74
---------------------------------------- ----------------------------------- ---------------------------------------------------
               06/25/08                               07/25/08                                 45,672,095.00
---------------------------------------- ----------------------------------- ---------------------------------------------------
               07/25/08                               08/25/08                                 43,103,515.23
---------------------------------------- ----------------------------------- ---------------------------------------------------
               08/25/08                               09/25/08                                 40,630,863.22
---------------------------------------- ----------------------------------- ---------------------------------------------------
               09/25/08                               10/25/08                                 38,251,947.85
---------------------------------------- ----------------------------------- ---------------------------------------------------
               10/25/08                               11/25/08                                 35,964,627.99
---------------------------------------- ----------------------------------- ---------------------------------------------------
               11/25/08                               12/25/08                                 33,766,811.27
---------------------------------------- ----------------------------------- ---------------------------------------------------
               12/25/08                               01/25/09                                 31,656,453.03
---------------------------------------- ----------------------------------- ---------------------------------------------------
               01/25/09                               02/25/09                                 29,631,555.25
---------------------------------------- ----------------------------------- ---------------------------------------------------
               02/25/09                               03/25/09                                 27,690,165.44
---------------------------------------- ----------------------------------- ---------------------------------------------------
               03/25/09                               04/25/09                                 25,830,375.61
---------------------------------------- ----------------------------------- ---------------------------------------------------
               04/25/09                               05/25/09                                 24,050,321.30
---------------------------------------- ----------------------------------- ---------------------------------------------------
               05/25/09                               06/25/09                                 22,348,180.55
---------------------------------------- ----------------------------------- ---------------------------------------------------
               06/25/09                               07/25/09                                 20,722,172.96
---------------------------------------- ----------------------------------- ---------------------------------------------------
               07/25/09                               08/25/09                                 19,170,558.73
---------------------------------------- ----------------------------------- ---------------------------------------------------
               08/25/09                               09/25/09                                 17,691,637.71
---------------------------------------- ----------------------------------- ---------------------------------------------------
               09/25/09                               10/25/09                                 16,283,748.55
---------------------------------------- ----------------------------------- ---------------------------------------------------
               10/25/09                               11/25/09                                 14,945,267.80
---------------------------------------- ----------------------------------- ---------------------------------------------------
               11/25/09                               12/25/09                                 13,674,609.02
---------------------------------------- ----------------------------------- ---------------------------------------------------
               12/25/09                               01/25/10                                 12,470,221.97
---------------------------------------- ----------------------------------- ---------------------------------------------------
               01/25/10                               02/25/10                                 11,330,591.78
---------------------------------------- ----------------------------------- ---------------------------------------------------
               02/25/10                               03/25/10                                 10,254,238.11
---------------------------------------- ----------------------------------- ---------------------------------------------------
               03/25/10                               04/25/10                                  9,239,714.44
---------------------------------------- ----------------------------------- ---------------------------------------------------
               04/25/10                               05/25/10                                  8,285,607.21
---------------------------------------- ----------------------------------- ---------------------------------------------------
               05/25/10                               06/25/10                                  7,390,535.14
---------------------------------------- ----------------------------------- ---------------------------------------------------
               06/25/10                               07/25/10                                  6,553,148.47
---------------------------------------- ----------------------------------- ---------------------------------------------------
               07/25/10                               08/25/10                                  5,772,128.23
---------------------------------------- ----------------------------------- ---------------------------------------------------
               08/25/10                               09/25/10                                  5,046,185.55
---------------------------------------- ----------------------------------- ---------------------------------------------------
               09/25/10                               10/25/10                                  4,374,061.00
---------------------------------------- ----------------------------------- ---------------------------------------------------
               10/25/10                               11/25/10                                  3,754,523.86
---------------------------------------- ----------------------------------- ---------------------------------------------------
               11/25/10                               12/25/10                                  3,186,371.53
---------------------------------------- ----------------------------------- ---------------------------------------------------
               12/25/10                               01/25/11                                  2,668,428.85
---------------------------------------- ----------------------------------- ---------------------------------------------------
               01/25/11                               02/25/11                                  2,199,547.49
---------------------------------------- ----------------------------------- ---------------------------------------------------
               02/25/11                               03/25/11                                  1,778,605.35
---------------------------------------- ----------------------------------- ---------------------------------------------------
               03/25/11                               04/25/11                                  1,404,505.93
---------------------------------------- ----------------------------------- ---------------------------------------------------
               04/25/11                               05/25/11                                  1,076,177.77
---------------------------------------- ----------------------------------- ---------------------------------------------------
               05/25/11                               06/25/11                                   792,573.88
---------------------------------------- ----------------------------------- ---------------------------------------------------
               06/25/11                               07/25/11                                   552,671.20
---------------------------------------- ----------------------------------- ---------------------------------------------------
               07/25/11                               08/25/11                                   355,469.99
---------------------------------------- ----------------------------------- ---------------------------------------------------
               08/25/11                               09/25/11                                   199,993.39
---------------------------------------- ----------------------------------- ---------------------------------------------------
               09/25/11                               10/25/11                                   85,286.81
---------------------------------------- ----------------------------------- ---------------------------------------------------
               10/25/11                               11/25/11                                   10,417.51
---------------------------------------- ----------------------------------- ---------------------------------------------------

                                                      ANNEX A

                                     PARAGRAPH 13 OF THE CREDIT SUPPORT ANNEX

                                                                                                            ANNEX A

                                                       ISDA(R)
                                                CREDIT SUPPORT ANNEX
                                               to the Schedule to the
                                               ISDA Master Agreement
                                         dated as of June 28, 2007 between
                                                The Bank of New York
                                (hereinafter referred to as "PARTY A" or "PLEDGOR")
                                                        and
Deutsche Bank Trust Company  Americas,  not in its  individual  capacity,  but solely as the  Supplemental  Interest
Trust  Trustee  on behalf of the  Supplemental  Interest  Trust  with  respect to the RALI  Series  2007-QS8  Trust,
Mortgage Asset-Backed Pass-Through  Certificates,  Series 2007-QS8 (hereinafter referred to as "PARTY B" or "SECURED
PARTY").

For the avoidance of doubt,  and  notwithstanding  anything to the contrary that may be contained in the  Agreement, this Credit  Support Annex shall relate solely to the  Transaction  documented  in the  Confirmation  dated June 28,
2007, between Party A and Party B, Reference Number 39466.

PARAGRAPH 13.  ELECTIONS AND VARIABLES.

(a)      SECURITY INTEREST FOR "OBLIGATIONS".  The term "OBLIGATIONS" as used in this Annex includes the following additional obligations:

         With respect to Party A: not applicable.

         With respect to Party B: not applicable.

(b)      CREDIT SUPPORT OBLIGATIONS.

(i)      DELIVERY AMOUNT, RETURN AMOUNT AND CREDIT SUPPORT AMOUNT.

(A)      "DELIVERY AMOUNT" has the meaning specified in Paragraph 3(a), except that:

                           (I)      the words "upon a demand made by the Secured Party on or promptly following a
                                    Valuation Date" shall be deleted and replaced with the words "not later than the close of business on each Valuation Date",

                           (II)     the sentence beginning "Unless otherwise specified in Paragraph 13" and ending
                                    "(ii) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party." shall be deleted in its entirety and replaced with the following:

                                    "The "DELIVERY AMOUNT" applicable to the Pledgor for any Valuation Date will equal the greatest of

                                    (1)     the amount by which (a) the S&P Credit Support Amount for such
                                            Valuation Date exceeds (b) the S&P Value, as of such Valuation Date, of all Posted Credit Support held by the Secured Party,

                                    (2)     the amount by which (a) the Moody's Credit Support Amount for such
                                            Valuation Date exceeds (b) the Moody's Value, as of such Valuation
                                            Date, of all Posted Credit Support held by the Secured Party, and

                                    (3)     the amount by which (a) the Fitch Credit Support Amount for such
                                            Valuation Date exceeds (b) the Fitch Value, as of such Valuation Date, of all Posted Credit Support held by the Secured Party.", and

                           (III)    if, on any Valuation Date, the Delivery Amount equals or exceeds the Pledgor's
                                    Minimum Transfer Amount, the Pledgor will Transfer to the Secured Party sufficient Eligible Credit Support to ensure that, immediately following such transfer, the Delivery Amount shall be zero.

(B)      "RETURN AMOUNT" has the meaning specified in Paragraph 3(b), except that:

                           (I)      the sentence  beginning "Unless otherwise  specified in Paragraph 13" and ending
                                    "(ii) the Credit Support  Amount." shall be deleted in its entirety and replaced with the following:

                                    "The "RETURN  AMOUNT"  applicable to the Secured  Party for any  Valuation  Date will equal the least of

                                    (1)     the amount by which (a) the S&P Value,  as of such  Valuation  Date,  of all Posted Credit  Support held by the Secured Party exceeds (b) the S&P
                                            Credit Support Amount for such Valuation Date,

                                    (2)     the amount by which (a) the Moody's Value,  as of such  Valuation  Date, of all Posted  Credit  Support held by the Secured Party exceeds (b) the
                                            Moody's Credit Support Amount for such Valuation Date, and

                                    (3)     the amount by which (a) the Fitch Value,  as of such Valuation  Date, of all Posted  Credit  Support  held by the Secured  Party  exceeds (b) the
                                            Fitch Support Amount for such Valuation Date.", and

                           (II)     in no event shall the Secured  Party be required to Transfer  any Posted  Credit
                                    Support under  Paragraph  3(b) if,  immediately  following  such  transfer,  the
                                    Delivery Amount would be greater than zero.

(C)      "CREDIT SUPPORT  AMOUNT" shall not apply.  For purposes of calculating any Delivery Amount or Return Amount for any Valuation Date,  reference  shall be made to the S&P Credit Support  Amount,  the
                           Moody's  Credit Support  Amount,  or the Fitch Credit  Support  Amount,  in each case for such Valuation Date, as provided in Paragraphs 13(b)(i)(A) and 13(b)(i)(B), above.

(ii)     ELIGIBLE COLLATERAL.

                  On any date,  the  items  set forth in Table 1 will  qualify  as  "ELIGIBLE  COLLATERAL"  (for the avoidance of doubt, all Eligible Collateral to be denominated in USD).

(iii)    OTHER ELIGIBLE SUPPORT.

                  The following items will qualify as "OTHER ELIGIBLE SUPPORT" for the party specified:

                  Not applicable.

(iv)     THRESHOLD.

(A)      "INDEPENDENT AMOUNT" means zero with respect to Party A and Party B.

(B)      "MOODY'S  THRESHOLD"  means,  with respect to Party A and any  Valuation  Date,  if a Moody's First Trigger
                           Downgrade  Event has occurred and is continuing and such Moody's First Trigger  Downgrade
                           Event has been  continuing  (i) for at least 30 Local  Business  Days or (ii)  since this
                           Annex was executed, zero; otherwise, infinity.

                           "S&P  THRESHOLD"  means,  with  respect  to  Party A and any  Valuation  Date,  if an S&P
                           Approved  Ratings  Downgrade  Event has occurred and is continuing  and such S&P Approved
                           Ratings  Downgrade  Event has been  continuing (i) for at least 10 Local Business Days or
                           (ii) since this Annex was executed, zero; otherwise, infinity.

                           "FITCH  THRESHOLD"  means,  with respect to Party A and any  Valuation  Date,  if a Fitch
                           Approved  Ratings  Downgrade Event has occurred and is continuing and such Fitch Approved
                           Ratings  Downgrade  Event has been  continuing  (i) for at least 30 calendar days or (ii)
                           since this Annex was executed, zero; otherwise, infinity.

                           "THRESHOLD" means, with respect to Party B and any Valuation Date, infinity.

(C)      "MINIMUM  TRANSFER AMOUNT" means USD 100,000 with respect to Party A and Party B; provided,  however,  that if the aggregate  Certificate  Principal  Balance of any  Certificates  and the aggregate principal  balance of any Notes rated by S&P is at the time of any transfer less than USD
                           50,000,000, the "MINIMUM TRANSFER AMOUNT" shall be USD 50,000.

(D)      ROUNDING:  The  Delivery  Amount will be rounded up to the  nearest  integral  multiple of USD 10,000.  The
                           Return Amount will be rounded down to the nearest integral multiple of USD 10,000.

(c)      VALUATION AND TIMING.

(i)      "VALUATION  AGENT" means Party A; provided,  however,  that if an Event of Default shall have occurred with respect to which Party A is the  Defaulting  Party,  Party B shall have the right to  designate as
                  Valuation Agent an independent party,  reasonably  acceptable to Party A, the cost for which shall be borne by Party A. All  calculations  by the  Valuation  Agent must be made in  accordance  with standard  market  practice,  including,  in the event of a dispute as to the Value of any Eligible
                  Credit  Support or Posted  Credit  Support,  by making  reference  to  quotations  received by the
                  Valuation Agent from one or more Pricing Sources.

(ii)     "VALUATION DATE" means each Local Business Day on which any of the S&P Threshold,  the Moody's Threshold or the Fitch Threshold is zero.

(iii)    "VALUATION  TIME" means the close of business in the city of the Valuation  Agent on the Local Business Day immediately preceding the Valuation Date or date of calculation, as applicable;  provided that the calculations  of Value and  Exposure  will be made as of  approximately  the same time on the same date. The Valuation  Agent will notify each party (or the other party,  if the Valuation  Agent is a party) of its  calculations  not later than the  Notification  Time on the applicable  Valuation
                  Date (or in the case of Paragraph  6(d),  the Local  Business Day  following the day on which such relevant calculations are performed).

(iv)     "NOTIFICATION TIME" means 11:00 a.m., New York time, on a Local Business Day.

(d)      CONDITIONS  PRECEDENT AND SECURED PARTY'S RIGHTS AND REMEDIES.  The following  Termination Events will be a
         "SPECIFIED  CONDITION"  for the party  specified  (that party being the Affected  Party if the  Termination
         Event occurs with respect to that party):  With respect to Party A: any Additional  Termination  Event with respect to which Party A is the sole Affected Party.  With respect to Party B: None.

(e)      SUBSTITUTION.

(i)      "SUBSTITUTION DATE" has the meaning specified in Paragraph 4(d)(ii).

(ii)     CONSENT.  If specified here as  applicable,  then the Pledgor must obtain the Secured  Party's  consent for any substitution pursuant to Paragraph 4(d):  Inapplicable.

(f)      DISPUTE RESOLUTION.

(i)      "RESOLUTION  TIME" means 1:00 p.m. New York time on the Local  Business Day following the date on which the notice of the dispute is given under Paragraph 5.

(ii)     VALUE.  Notwithstanding  anything to the contrary in Paragraph  12, for the purpose of  Paragraphs  5(i)(C)
                  and 5(ii),  the S&P Value,  Moody's Value,  and Fitch Value,  on any date, of Eligible  Collateral will be calculated as follows:

                  For  Eligible  Collateral  other  than  Cash set forth in Table 1: the sum of (A) the  product  of
                  (1)(x)  the bid  price at the  Valuation  Time  for  such  securities  on the  principal  national securities  exchange on which such securities are listed, or (y) if such securities are not listed on a national securities exchange,  the bid price for such securities quoted at the Valuation Time by any principal  market maker for such securities  selected by the Valuation  Agent, or (z) if no such bid price is listed or quoted for such date,  the bid price listed or quoted (as the case may
                  be) at the  Valuation  Time  for the day  next  preceding  such  date on which  such  prices  were available and (2) the applicable Valuation  Percentage for such Eligible  Collateral,  and (B) the accrued interest on such securities  (except to the extent  Transferred to the Pledgor pursuant to
                  Paragraph  6(d)(ii) or included in the applicable  price referred to in the immediately  preceding clause (A)) as of such date.

                  For Cash,  the amount  thereof  multiplied,  in the case of the S&P Value,  by the  applicable S&P
                  Valuation Percentage.

(iii)    ALTERNATIVE.  The provisions of Paragraph 5 will apply.

(g)      HOLDING AND USING POSTED COLLATERAL.

(i)      ELIGIBILITY TO HOLD POSTED  COLLATERAL;  CUSTODIANS.  Party B (or any  Custodian)  will be entitled to hold
                  Posted Collateral pursuant to Paragraph 6(b).

                  Party B may appoint as Custodian (A) the entity then serving as the  Supplemental  Interest  Trust
                  Trustee or (B) any entity other than the entity then serving as the  Supplemental  Interest  Trust
                  Trustee if such other entity (or, to the extent  applicable,  its parent company or credit support provider) shall then have credit ratings from S&P at least equal to the Custodian  Required Rating
                  Threshold.  If at any time the Custodian  does not have credit  ratings from S&P at least equal to the Custodian  Required Rating Threshold,  the Supplemental  Interest Trust Trustee must within 60 days obtain a replacement  Custodian  with credit ratings from S&P at least equal to the Custodian
                  Required Rating Threshold.

                  Initially, the CUSTODIAN for Party B is: The Supplemental Interest Trust Trustee.

(ii)     USE OF POSTED  COLLATERAL.  The  provisions of Paragraph  6(c) will not apply to Party B or its  Custodian;
                  provided,  however,  that if Party A delivers Posted Collateral in book-entry form, then Paragraph
                  6(c)(ii) will apply to Party B and its  Custodian,  and Party B and its  Custodian  shall have the rights specified in Paragraph 6(c)(ii).

(h)      DISTRIBUTIONS AND INTEREST AMOUNT.

(i)      INTEREST  RATE.  The "INTEREST  RATE" will be the actual  interest rate earned on Posted  Collateral in the form of Cash  that is held by  Party B or its  Custodian.  Posted  Collateral  in the form of Cash shall be invested in such  overnight  (or  redeemable  within two Local  Business  Days of demand)
                  Permitted  Investments  rated at least (x) AAAm or AAAm-G by S&P and (y) Prime-1 by Moody's or Aaa
                  by Moody's as  directed by Party A (unless  (x) an Event of Default or an  Additional  Termination
                  Event has occurred with respect to which Party A is the  defaulting or sole Affected  Party or (y)
                  an Early Termination Date has been designated,  in which case such Posted Collateral shall be held uninvested).  Gains and losses  incurred in respect of any investment of Posted  Collateral in the form of Cash in Permitted Investments as directed by Party A shall be for the account of Party A.

(ii)     TRANSFER OF INTEREST AMOUNT.  The Transfer of the Interest Amount will be made on the second Local Business
                  Day following the end of each calendar  month and on any other Local  Business Day on which Posted
                  Collateral  in the  form of  Cash is  Transferred  to the  Pledgor  pursuant  to  Paragraph  3(b);
                  provided,  however,  that the  obligation  of Party B to Transfer any  Interest  Amount to Party A
                  shall be limited to the extent that Party B has earned and received  such funds and such funds are available  to Party B. The last  sentence of  Paragraph  6(d)(ii) is hereby  amended by adding the words "actually received by Party B but" after the words "Interest Amount or portion thereof".

(iii)    ALTERNATIVE TO INTEREST AMOUNT. The provisions of Paragraph 6(d)(ii) (as amended herein) will apply.

         (iv)     DISTRIBUTIONS.  Paragraph  6(d)(i)  shall  be  deleted  in its  entirety  and  replaced  with  the following:

                  "Distributions.  Subject to Paragraph 4(a), if Party B receives  Distributions on a Local Business
                  Day,  it  will  Transfer  to  Party  A not  later  than  the  following  Local  Business  Day  any
                  Distributions  it receives to the extent that a Delivery  Amount would not be created or increased by that  Transfer,  as  calculated  by the Valuation  Agent (and the date of  calculation  will be deemed to be a Valuation Date for this purpose)."

(i)      ADDITIONAL REPRESENTATION(S).  There are no additional representations by either party.

(j)      OTHER ELIGIBLE SUPPORT AND OTHER POSTED SUPPORT.

(i)      "VALUE" with respect to Other Eligible Support and Other Posted Support means: not applicable.

(ii)     "TRANSFER" with respect to Other Eligible Support and Other Posted Support means: not applicable.

(k)      DEMANDS AND NOTICES.All  demands,  specifications and notices under this Annex will be made pursuant to the
         Notices Section of this  Agreement,  except that any demand,  specification  or notice shall be given to or made at the  following  addresses,  or at such other  address as the  relevant  party may from time to time designate by giving notice (in accordance with the terms of this paragraph) to the other party:

         If to Party A:

         The Bank of New York
         Collateral Management
         32 Old Slip, 16th Floor
         New York, New York 10286
         Phone:  (212) 804-5158
         Fax:    (212) 804-5818

         If to Party B:

         Deutsche Bank Trust Company Americas
         1761 East St. Andrew Place
         Santa Ana, CA 92705
         Attn: Trust Administration-RF07Q8
         Tele: 714-247-6000
         Fax: 714-855-1557

         If to Party B's Custodian:

         Deutsche Bank Trust Company Americas
         1761 East St. Andrew Place
         Santa Ana, CA 92705
         Attn: Trust Administration-RF07Q8
         Tele: 714-247-6000
         Fax: 714-855-1557

(l)      ADDRESS FOR  TRANSFERS.  Each  Transfer  hereunder  shall be made to the address  specified  below or to an address specified in writing from time to time by the party to which such Transfer will be made.

         Party A account details for holding  collateral:  To be notified to Party B from Party A at the time of the request for the transfer.

         Party B's Custodian account details for holding collateral:

         Deutsche Bank Trust Company-Americas
         ABA #: 021001033
         Bene Acct. 014-19-663
         Bene Acct. Name NYLTD Funds Control-Stars West
         Attn: Erica Judd/RALI Series 2007-QS8 Trust

(m)      TRUSTEE LIABILITY  LIMITATIONS.  It is expressly  understood and agreed by the parties hereto that (a) this
         Annex is executed by Deutsche Bank Trust Company Americas ("DBTCA") not in individually or personally,  but solely as Trustee  under the Pooling and  Servicing  Agreement in the exercise of the powers and  authority conferred  and vested in it under the terms of the  Pooling  and  Servicing  Agreement;  (b) DBTCA has been directed  pursuant  to the  Pooling  and  Servicing  Agreement  to enter into this Annex and to perform its obligations  hereunder and nothing herein contained shall be construed as creating any liability for DBTCA, individually or personally,  to perform any covenant (either expressed or implied)  contained  herein,  and all such liability,  if any, is hereby expressly  waived by the parties hereto,  and such waiver shall bind any third party making a claim by or through one of the parties  hereto;  (c) each of the  representations, undertakings  and  agreements  herein  made on  behalf  of Party B is made  and  intended  not as  personal representations,  undertakings  and agreements of DBTCA but is made and intended for the purpose of binding only the Trust;  (d) nothing herein  contained  shall be construed as creating any liability on the part of
         DBTCA, individually or personally, to perform any covenant, either expressed or implied,  contained herein, all such  liability,  if any, being  expressly  waived by the parties hereto and by any Person claiming by, through or under the parties hereto;  and (e) under no circumstances  shall DBTCA be personally  liable for the  payment  of any  indebtedness  or  expenses  of Party B or be liable  for the breach or failure of any obligation,  representation,  warranty or covenant  made or  undertaken  by Party B under this Annex or any other  related  documents,  as to all of which  recourse  shall be had solely to the assets of the Trust in accordance with the terms of the Pooling and Servicing Agreement.

(n)      OTHER PROVISIONS.

(i)      COLLATERAL  ACCOUNT.  Party B shall open and maintain a segregated  account,  and hold, record and identify all Posted Collateral in such segregated account.

(ii)     AGREEMENT  AS TO  SINGLE  SECURED  PARTY  AND  SINGLE  PLEDGOR.  Party A and  Party B  hereby  agree  that, notwithstanding  anything to the contrary in this Annex,  (a) the term "Secured  Party" as used in this Annex  means only Party B, (b) the term  "Pledgor"  as used in this Annex means only Party A,
                  (c) only Party A makes the  pledge  and grant in  Paragraph  2, the  acknowledgement  in the final sentence of Paragraph 8(a) and the representations in Paragraph 9.

(iii)    CALCULATION  OF VALUE.  Paragraph 4(c) is hereby amended by deleting the word "Value" and inserting in lieu thereof "S&P Value,  Moody's  Value,  Fitch Value".  Paragraph  4(d)(ii) is hereby  amended by (A)
                  deleting the words "a Value" and inserting in lieu thereof "an S&P Value, a Moody's  Value,  and a
                  Fitch  Value" and (B)  deleting  the words "the Value" and  inserting  in lieu thereof "S&P Value,
                  Moody's Value and Fitch  Value".  Paragraph 5 (flush  language) is hereby  amended by deleting the word "Value" and inserting in lieu thereof "S&P Value,  Moody's Value, or Fitch Value".  Paragraph
                  5(i) (flush  language)  is hereby  amended by deleting  the word  "Value"  and  inserting  in lieu thereof "S&P Value,  Moody's  Value,  and Fitch  Value".  Paragraph  5(i)(C) is hereby  amended by deleting  the word "the  Value,  if" and  inserting  in lieu  thereof  "any one or more of the S&P
                  Value,  Moody's  Value,  or Fitch  Value,  as may be".  Paragraph  5(ii) is hereby  amended by (1)
                  deleting  the first  instance of the words "the Value" and  inserting  in lieu thereof "any one or more of the S&P Value,  Moody's Value, or Fitch Value" and (2) deleting the second instance of the words "the Value" and inserting in lieu thereof "such disputed S&P Value,  Moody's Value, or Fitch
                  Value".  Each of Paragraph  8(b)(iv)(B) and Paragraph 11(a) is hereby amended by deleting the word
                  "Value" and inserting in lieu thereof "least of the S&P Value, Moody's Value, and Fitch Value".

(iv)     FORM OF ANNEX.  Party A and Party B hereby agree that the text of  Paragraphs 1 through 12,  inclusive,  of this Annex is intended to be the printed form of ISDA Credit Support Annex  (Bilateral Form - ISDA
                  Agreements  Subject to New York Law Only  version) as  published  and  copyrighted  in 1994 by the
                  International Swaps and Derivatives Association, Inc.

(v)      EVENTS OF  DEFAULT.  Paragraph  7 will not apply to cause any Event of  Default  to exist  with  respect to
                  Party B  except  that  Paragraph  7(i)  will  apply  to Party B solely  in  respect  of Party  B's obligations  under  Paragraph 3(b) of the Credit Support  Annex.  Notwithstanding  anything to the contrary in  Paragraph  7, any failure by Party A to comply with or perform any  obligation  to be complied  with or  performed by Party A under the Credit  Support  Annex shall only be an Event of
                  Default if (A) a Moody's  Second  Trigger  Downgrade  Event has occurred and is continuing  and at least 30 Local Business Days have elapsed since such Moody's Second Trigger  Downgrade Event first occurred,  or (B) a Fitch Required  Ratings  Downgrade Event has occurred and is continuing and at least 30 calendar  days have  elapsed  since such Fitch  Required  Ratings  Downgrade  Event first occurred.

(vi)     EXPENSES.  Notwithstanding  anything to the contrary in Paragraph 10, the Pledgor will be responsible  for, and will  reimburse the Secured  Party for, all transfer and other taxes and other costs  involved in maintenance and any Transfer of Eligible Collateral.

(vii)    WITHHOLDING.  Paragraph 6(d)(ii) is hereby amended by inserting  immediately after "the Interest Amount" in the fourth line thereof  the words "less any applicable withholding taxes."

         (viii)   ADDITIONAL DEFINITIONS.  As used in this Annex:
                  "CUSTODIAN  REQUIRED RATING THRESHOLD"  means,  with respect to an entity, a short-term  unsecured and  unsubordinated  debt rating from S&P of "A-1," or, if such entity does not have a  short-term unsecured and unsubordinated  debt rating from S&P, a long-term  unsecured and unsubordinated debt rating or counterparty rating from S&P of "A+".

                  "DV01" means,  with respect to a Transaction and any date of  determination,  the estimated change in the Secured Party's  Transaction  Exposure with respect to such  Transaction  that would result from a one basis  point  change in the  relevant  swap curve on such date,  as  determined  by the
                  Valuation  Agent in good faith and in a  commercially  reasonable  manner in  accordance  with the relevant  methodology  customarily used by the Valuation  Agent.  The Valuation Agent shall,  upon request of Party B, provide to Party B a statement showing in reasonable detail such calculation.

                  "EXPOSURE" has the meaning  specified in Paragraph 12, except that (1) after the word  "Agreement"
                  the  words  "(assuming,  for this  purpose  only,  that Part  1(f)(i)(A)-(E)  of the  Schedule  is deleted)"  shall be inserted and (2) at the end of the  definition  of  Exposure,  the words "with terms  that are,  in all  material  respects,  no less  beneficial  for Party B than those of this
                  Agreement" shall be added.

                  "FITCH  APPROVED  RATINGS  DOWNGRADE  EVENT" means that no Relevant Entity has credit ratings from
                  Fitch at least equal to the Fitch Approved Ratings Threshold.

                  "FITCH CREDIT SUPPORT AMOUNT" means, for any Valuation Date:

                  (A)      if the Fitch  Threshold  for such  Valuation  Date is zero, an amount equal to the sum of
                  (1) 100.0% of the Secured  Party's  Exposure  for such  Valuation  Date and (2) the sum,  for each
                  Transaction  to which this Annex  relates,  of the  product of (i) the  related  Fitch  Volatility
                  Cushion for such Transaction,  (ii) the Scale Factor, if any, for such Transaction or, if no Scale
                  Factor is applicable for such Transaction,  one, and (iii) the Notional Amount of such Transaction for the  Calculation  Period of such  Transaction  (each as defined in the  related  Confirmation)
                  which includes such Valuation Date, or

                  (B)      if the Fitch Threshold for such Valuation Date is infinity, zero.

                  "FITCH VALUATION  PERCENTAGE" means, for any Valuation Date and each item of Eligible  Collateral, the corresponding percentage for such Eligible Collateral in Table 1C.

                  "FITCH VALUE" means, on any date and with respect to any Eligible  Collateral other than Cash, the product of (x) the bid price obtained by the Valuation Agent for such Eligible  Collateral and (y)
                  the Fitch Valuation Percentage for such Eligible Collateral set forth in Table 1C.

                  "FITCH VOLATILITY  CUSHION" means, for any Transaction,  the related percentage set forth in Table
                  3.

                  "LOCAL BUSINESS DAY" means,  for purposes of this Annex: any day on which (A) commercial banks are open for business  (including  dealings in foreign exchange and foreign currency  deposits) in New
                  York and the location of Party A, Party B and any Custodian,  and (B) in relation to a Transfer of
                  Eligible  Collateral,  any day on which the clearance  system  agreed  between the parties for the delivery of Eligible  Collateral is open for acceptance  and execution of settlement  instructions
                  (or in the  case of a  Transfer  of Cash or  other  Eligible  Collateral  for  which  delivery  is contemplated  by other  means a day on which  commercial  banks are open for  business  (including dealings in foreign exchange and foreign  deposits) in New York and the location of Party A, Party
                  B and any Custodian.

                  "MOODY'S CREDIT SUPPORT AMOUNT" means, for any Valuation Date:

                  (A)      if the Moody's  Threshold for such Valuation Date is zero and (i) it is not the case that a Moody's  Second  Trigger  Downgrade  Event has  occurred  and is  continuing  or (ii) a
                           Moody's  Second Trigger  Downgrade  Event has occurred and is continuing and less than 30
                           Local Business Days have elapsed since such Moody's Second Trigger  Downgrade Event first occurred,  an  amount  equal to the  greater  of (x) zero and (y) the sum of the  Secured
                           Party's  Exposure and the aggregate of Moody's First Trigger  Additional  Amounts for all
                           Transactions and such Valuation Date;

                  (B)      if the Moody's  Threshold for such  Valuation  Date is zero and a Moody's  Second Trigger
                           Downgrade  Event has occurred and is continuing  and at least 30 Local Business Days have elapsed since such Moody's  Second  Trigger  Downgrade  Event first  occurred,  an amount equal to the greatest of (x) zero, (y) the aggregate  amount of the Next Payments for all
                           Next Payment Dates,  and (z) the sum of the Secured Party's Exposure and the aggregate of
                           Moody's Second Trigger  Additional  Amounts for all Transactions and such Valuation Date;
                           or

                  (C)      if the Moody's Threshold for such Valuation Date is infinity, zero.

                  "MOODY'S FIRST TRIGGER ADDITIONAL  AMOUNT" means, for any Valuation Date and any Transaction,  the least  of (x) the  product  of the  Moody's  First  Trigger  DV01  Multiplier  and  DV01  for such
                  Transaction and such Valuation Date, (y) the product of (i) Moody's First Trigger  Notional Amount
                  Multiplier,  (ii) the Scale  Factor,  if any,  for such  Transaction,  or,  if no Scale  Factor is applicable for such  Transaction,  one, and (iii) the Notional Amount for such Transaction for the
                  Calculation  Period  for such  Transaction  (each as defined in the  related  Confirmation)  which includes such  Valuation  Date,  and (z) the product of (i) the  applicable  Moody's First Trigger
                  Factor set forth in Table 2A,  (ii) the Scale  Factor,  if any,  for such  Transaction,  or, if no
                  Scale Factor is  applicable  for such  Transaction,  one,  and (iii) the Notional  Amount for such
                  Transaction  for the  Calculation  Period for such  Transaction  (each as  defined in the  related
                  Confirmation) which includes such Valuation Date.

                  "MOODY'S  FIRST TRIGGER  DOWNGRADE  EVENT" means that no Relevant  Entity has credit  ratings from
                  Moody's at least equal to the Moody's First Trigger Ratings Threshold.

                  "MOODY'S FIRST TRIGGER DV01 MULTIPLIER" means 15.

                  "MOODY'S FIRST TRIGGER NOTIONAL AMOUNT MULTIPLIER" means 2%.

                  "MOODY'S  FIRST  TRIGGER  VALUE"  means,  on any date and with respect to any Eligible  Collateral other than Cash,  the bid price  obtained by the Valuation  Agent  multiplied by the Moody's First
                  Trigger Valuation Percentage for such Eligible Collateral set forth in Table 1A, Column A.

                  "MOODY'S SECOND TRIGGER ADDITIONAL AMOUNT" means, for any Valuation Date and any Transaction,

                  (A)      if such Transaction is not a Transaction-Specific  Hedge, the least of (i) the product of the  Moody's  Second  Trigger  DV01  Multiplier  and DV01 for such  Transaction  and such
                           Valuation  Date,  (ii) the  product of (1) the Moody's  Second  Trigger  Notional  Amount
                           Multiplier,  (2) the Scale Factor, if any, for such  Transaction,  or, if no Scale Factor is  applicable  for  such  Transaction,  one,  and  (3)  the  Notional  Amount  for  such
                           Transaction  for the  Calculation  Period of such  Transaction  (each as  defined  in the related  Confirmation)  which includes such Valuation  Date, and (iii) the product of (1)
                           the  applicable  Moody's  Second  Trigger  Factor  set forth in Table  2C,  (2) the Scale
                           Factor,  if any,  for such  Transaction,  or, if no Scale Factor is  applicable  for such
                           Transaction,  one, and (3) the Notional  Amount for such  Transaction for the Calculation
                           Period for such Transaction (each as defined in the related  Confirmation) which includes such Valuation Date; or

                  (B)      if such Transaction is a Transaction-Specific  Hedge, the least of (i) the product of the
                           Moody's  Second  Trigger  Transaction-Specific  Hedge DV01  Multiplier  and DV01 for such
                           Transaction  and such Valuation  Date, (ii) the product of (1) the Moody's Second Trigger
                           Transaction-Specific  Hedge Notional Amount Multiplier, (2) the Scale Factor, if any, for
                           such  Transaction,  or, if no Scale Factor is applicable for such  Transaction,  one, and
                           (3) the  Notional  Amount  for  such  Transaction  for the  Calculation  Period  for such
                           Transaction (each as defined in the related  Confirmation)  which includes such Valuation
                           Date,  and (iii) the product of (1) the  applicable  Moody's  Second  Trigger  Factor set forth in Table 2B, (2) the Scale Factor,  if any, for such  Transaction,  or, if no Scale
                           Factor is  applicable  for such  Transaction,  one, and (3) the Notional  Amount for such
                           Transaction  for the  Calculation  Period  for such  Transaction  (each as defined in the related Confirmation) which includes such Valuation Date.

                  "MOODY'S SECOND TRIGGER DV01 MULTIPLIER" means 50.

                  "MOODY'S SECOND TRIGGER NOTIONAL AMOUNT MULTIPLIER" means 8%.

                  "MOODY'S SECOND TRIGGER TRANSACTION-SPECIFIC HEDGE DV01 MULTIPLIER" means 65.

                  "MOODY'S SECOND TRIGGER TRANSACTION-SPECIFIC HEDGE NOTIONAL AMOUNT MULTIPLIER" means 10%.

                  "MOODY'S  VALUATION  PERCENTAGE" means, with respect to a Valuation Date and each item of Eligible
                  Collateral,

                           (A)      if the Moody's  Threshold for such  Valuation Date is zero and (i) it is not the case  that  a  Moody's  Second  Trigger  Downgrade  Event  has  occurred  and is continuing or (ii) a Moody's Second Trigger  Downgrade Event has occurred and is continuing  and less than 30 Local Business Days have elapsed since such Moody's
                                    Second Trigger Downgrade Event first occurred, the corresponding  percentage for such Eligible Collateral in Table 1A, Column A, or

                           (B)      if a Moody's Second Trigger  Downgrade  Event has occurred and is continuing and at least 30 Local  Business Days have elapsed since such Moody's  Second Trigger
                                    Downgrade Event first occurred,  the corresponding  percentage for such Eligible
                                    Collateral in Table 1A, Column B.

                  "MOODY'S VALUE" means, on any date and with respect to any Eligible  Collateral the product of (x)
                  the bid price obtained by the Valuation Agent and (y) the applicable Moody's Valuation  Percentage set forth in Table 1A.

                  "NEXT  PAYMENT"  means,  in respect of each Next Payment  Date,  the greater of (i) the  aggregate amount of any  payments  due to be made by Party A under  Section  2(a) on such Next  Payment Date less the  aggregate  amount of any payments  due to be made by Party B under  Section 2(a) on such
                  Next  Payment  Date  (any  such  payments  determined  based  on  rates  prevailing  the  date  of determination) and (ii) zero.

                  "NEXT PAYMENT DATE" means each date on which the next scheduled  payment under any  Transaction is due to be paid.

                  "PRICING SOURCES" means the sources of financial  information commonly known as Bloomberg,  Bridge
                  Information Services,  Data Resources Inc.,  Interactive Data Services,  International  Securities
                  Market Association,  Merrill Lynch Securities Pricing Service,  Muller Data Corporation,  Reuters,
                  Wood Gundy, Trepp Pricing, JJ Kenny, S&P and Telerate.

                  "REMAINING WEIGHTED AVERAGE MATURITY" means, with respect to a Transaction,  the expected weighted average maturity for such Transaction as determined by the Valuation Agent.

                  "S&P APPROVED  RATINGS  DOWNGRADE EVENT" means that no Relevant Entity has credit ratings from S&P at least equal to the S&P Approved Ratings Threshold.

                  "S&P CREDIT SUPPORT AMOUNT" means, for any Valuation Date:

                  (A)      if the S&P Threshold for such  Valuation  Date is zero and it is not the case that an S&P
                           Required  Ratings  Downgrade Event has occurred and been continuing for at least 10 Local
                           Business Days, an amount equal to the Secured Party's Exposure;

                  (B)      if the S&P  Threshold  for such  Valuation  Date is zero  and it is the case  that an S&P
                           Required  Ratings  Downgrade Event has occurred and been continuing for at least 10 Local
                           Business Days, an amount equal to 125% of the Secured Party's Exposure; or

                  (C)      if the S&P Threshold for such Valuation Date is infinity, zero.

                  "S&P  VALUATION  PERCENTAGE"  means,  with  respect to a Valuation  Date and each item of Eligible
                  Collateral,

                  (A)      if the S&P  Threshold for such  Valuation  Date is zero and it is not the case that a S&P
                           Required  Ratings  Downgrade Event has occurred and been continuing for at least 10 Local
                           Business Days,  the  corresponding  percentage for such Eligible  Collateral in Table 1B,
                           Column A, or

                  (B)      if an S&P Required Ratings  Downgrade Event has occurred and been continuing for at least
                           10 Local  Business  Days, the  corresponding  percentage for such Eligible  Collateral in
                           Table 1B, Column B.

                  "S&P VALUE"  means,  on any date and with respect to any Eligible  Collateral,  (A) in the case of
                  Eligible  Collateral  other than Cash,  the product of (x) the bid price obtained by the Valuation
                  Agent for such  Eligible  Collateral  and (y) the  applicable  S&P Valuation  Percentage  for such
                  Eligible  Collateral  set  forth  in Table 1B and (B) in the  case of  Cash,  the  amount  thereof multiplied by the applicable S&P Valuation Percentage.
                  "TRANSACTION  EXPOSURE"  means, for any  Transaction,  Exposure  determined as if such Transaction were the only Transaction between the Secured Party and the Pledgor.

                  "TRANSACTION-SPECIFIC  HEDGE" means any  Transaction  that is (i) an interest rate swap in respect of which (x) the notional  amount of the  interest  rate swap is "balance  guaranteed"  or (y) the notional  amount of the interest rate swap for any  Calculation  Period (as defined in the related
                  Confirmation)  otherwise  is not a specific  dollar  amount that is fixed at the  inception of the
                  Transaction,  (ii) an interest  rate cap,  (iii) an interest  rate floor or (iv) an interest  rate swaption.

                  "VALUATION  PERCENTAGE"  shall mean,  for purposes of  determining  the S&P Value,  Moody's Value,
                  Fitch Value with respect to any Eligible  Collateral  or Posted  Collateral,  the  applicable  S&P
                  Valuation Percentage,  Moody's Valuation Percentage,  Fitch Valuation Percentage for such Eligible
                  Collateral or Posted Collateral, respectively, in each case as set forth in Table 1.

                  "VALUE" shall mean, in respect of any date, the related S&P Value,  the related Moody's Value, and the related Fitch Value.

                                 [Remainder of this page intentionally left blank]

         IN WITNESS  WHEREOF,  the parties have executed this Annex by their duly authorized  representatives  as of the date of the Agreement.

THE BANK OF NEW YORK                                                            DEUTSCHE  BANK TRUST  COMPANY  AMERICAS,  NOT IN ITS  INDIVIDUAL  CAPACITY,  BUT
                                                                                SOLELY AS THE SUPPLEMENTAL  INTEREST TRUST TRUSTEE ON BEHALF OF THE SUPPLEMENTAL
                                                                                INTEREST  TRUST  WITH  RESPECT  TO THE  RALI  SERIES  2007-QS8  TRUST,  MORTGAGE
                                                                                ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-QS8

By:   /s/ Andrew Schwartz                                                       By:      /s/ Mei Nghia
      Name: Andrew Schwartz                                                           Name: Mei Nghia
      Title:  Vice President                                                          Title:  Authorized Signer
      Date:  June 28, 2007                                                            Date:  June 28, 2007

                                                      TABLE 1A
                                                ELIGIBLE COLLATERAL
                                                      MOODY'S

Valuation Date (and Valuation Percentage column):  Daily
Moody's Valuation Percentage columns:
         * Column A sets out the percentage applicable when the percentage in Column B is not applicable.
         * Column B sets out the percentage  applicable  when a Moody's Second Trigger  Downgrade Event has occurred and is  continuing  and at least 30 Local  Business  Days have elapsed  since such Moody's  Second  Trigger
         Downgrade Event first occurred.
 -----------------------------------------------------------------------------------------------------------------------------------------------------
                                                ELIGIBLE COLLATERAL & VALUATION PERCENTAGES (MOODY'S )
 -----------------------------------------------------------------------------------------------------------------------------------------------------
 ------------- ----------------------------------------------------------------------------- ---------------------------- ----------------------------
                                                                                                Valuation Percentage         Valuation Percentage
 ------------- ----------------------------------------------------------------------------- ---------------------------- ----------------------------
 ------------- ----------------------------------------------------------------------------- ---------------------------- ----------------------------
                                                                                                   Moody's (Daily)             Moody's (Weekly)
 ------------- ----------------------------------------------------------------------------- ---------------------------- ----------------------------
 ------------- ----------------------------------------------------------------------------- --------------- ------------ ------------- --------------
                                                                                                   A              B            A              B
 ------------- ----------------------------------------------------------------------------- --------------- ------------ ------------- --------------
 ------------- ----------------------------------------------------------------------------- --------------- ------------ ------------- --------------
     (A)       Cash:  U.S. Dollars in depositary account form                                100%            100          100%          100%
 ------------- ----------------------------------------------------------------------------- --------------- ------------ ------------- --------------
 ------------- ----------------------------------------------------------------------------- --------------- ------------ ------------- --------------
     (B)       Floating-rate  U.S.  Treasury  Securities:   Floating-rate  negotiable  debt  100%            99%          100%          99%
               obligations  issued by the U.S.  Treasury  Department  after  July 18,  1984
               ("Floating-rate Treasuries") (all maturities).
 ------------- ----------------------------------------------------------------------------- --------------- ------------ ------------- --------------
 ------------- ----------------------------------------------------------------------------- --------------- ------------ ------------- --------------
     (C)       U.S. Treasury Securities:  Fixed-rate  negotiable debt obligations issued by  100%            100%         100%          100%
               the U.S. Treasury  Department after July 18, 1984 ("Fixed-rate  Treasuries")
               having a remaining maturity of up to and not more than 1 year.
 ------------- ----------------------------------------------------------------------------- --------------- ------------ ------------- --------------
 ------------- ----------------------------------------------------------------------------- --------------- ------------ ------------- --------------
     (D)       Fixed-rate  Treasuries  having a remaining  maturity of greater  than 1 year  100%            99%          100%          99%
               but not more than 2 years.
 ------------- ----------------------------------------------------------------------------- --------------- ------------ ------------- --------------
 ------------- ----------------------------------------------------------------------------- --------------- ------------ ------------- --------------
     (E)       Fixed-rate  Treasuries  having a remaining  maturity of greater than 2 years  100%            98%          100%          98%
               but not more than 3 years.
 ------------- ----------------------------------------------------------------------------- --------------- ------------ ------------- --------------
 ------------- ----------------------------------------------------------------------------- --------------- ------------ ------------- --------------
     (F)       Fixed-rate  Treasuries  having a remaining  maturity of greater than 3 years  100%            97%          100%          97%
               but not more than 5 years.
 ------------- ----------------------------------------------------------------------------- --------------- ------------ ------------- --------------
 ------------- ----------------------------------------------------------------------------- --------------- ------------ ------------- --------------
     (G)       Fixed-rate  Treasuries  having a remaining  maturity of greater than 5 years  100%            96%          100%          95%
               but not more than 7 years.
 ------------- ----------------------------------------------------------------------------- --------------- ------------ ------------- --------------
 ------------- ----------------------------------------------------------------------------- --------------- ------------ ------------- --------------
     (H)       Fixed-rate  Treasuries  having a remaining  maturity of greater than 7 years  100%            94%          100%          94%
               but not more than 10 years.
 ------------- ----------------------------------------------------------------------------- --------------- ------------ ------------- --------------
 ------------- ----------------------------------------------------------------------------- --------------- ------------ ------------- --------------
     (I)       Fixed-rate  Treasuries having a remaining  maturity of greater than 10 years  100%            90%          100%          89%
               but not more than 20 years.
 ------------- ----------------------------------------------------------------------------- --------------- ------------ ------------- --------------
 ------------- ----------------------------------------------------------------------------- --------------- ------------ ------------- --------------
     (J)       Fixed-rate  Treasuries having a remaining  maturity of greater than 20 years  100%            88%          100%          87%
               but not more than 30 years.
 ------------- ----------------------------------------------------------------------------- --------------- ------------ ------------- --------------
 ------------- ----------------------------------------------------------------------------- --------------- ------------ ------------- --------------
     (K)       Floating-rate Agency Securities:  Floating-rate  negotiable debt obligations  100%            98%          100%          98%
               of the Federal  National  Mortgage  Association  (FNMA),  Federal  Home Loan
               Mortgage Corporation (FHLMC),  Federal Home Loan Banks (FHLB),  Federal Farm
               Credit  Banks  (FFCB),   Tennessee  Valley  Authority  (TVA)  (collectively,
               "Floating-rate Agency Securities") (all maturities).
 ------------- ----------------------------------------------------------------------------- --------------- ------------ ------------- --------------
 ------------- ----------------------------------------------------------------------------- --------------- ------------ ------------- --------------
     (L)       Fixed-rate Agency Securities:  Fixed-rate negotiable debt obligations of the  100%            99%          100%          99%
               Federal National  Mortgage  Association  (FNMA),  Federal Home Loan Mortgage
               Corporation  (FHLMC),  Federal Home Loan Banks  (FHLB),  Federal Farm Credit
               Banks (FFCB),  Tennessee Valley Authority (TVA)  (collectively,  "Fixed-rate
               Agency  Securities")  issued  after  July 18,  1984 and  having a  remaining maturity of not more than 1 year.
 ------------- ----------------------------------------------------------------------------- --------------- ------------ ------------- --------------
 ------------- ----------------------------------------------------------------------------- --------------- ------------ ------------- --------------
     (M)       Fixed-rate Agency  Securities having a remaining  maturity of greater than 1  100%            99%          100%          98%
               year but not more than 2 years.
 ------------- ----------------------------------------------------------------------------- --------------- ------------ ------------- --------------
 ------------- ----------------------------------------------------------------------------- --------------- ------------ ------------- --------------
     (N)       Fixed-rate Agency  Securities having a remaining  maturity of greater than 2  100%            98%          100%          97%
               years but not more than 3 years.
 ------------- ----------------------------------------------------------------------------- --------------- ------------ ------------- --------------
 ------------- ----------------------------------------------------------------------------- --------------- ------------ ------------- --------------
     (O)       Fixed-rate Agency  Securities having a remaining  maturity of greater than 3  100%            96%          100%          96%
               years but not more than 5 years.
 ------------- ----------------------------------------------------------------------------- --------------- ------------ ------------- --------------
 ------------- ----------------------------------------------------------------------------- --------------- ------------ ------------- --------------
     (P)       Fixed-rate Agency  Securities having a remaining  maturity of greater than 5  100%            93%          100%          94%
               years but not more than 7 years.
 ------------- ----------------------------------------------------------------------------- --------------- ------------ ------------- --------------
 ------------- ----------------------------------------------------------------------------- --------------- ------------ ------------- --------------
     (Q)       Fixed-rate Agency  Securities having a remaining  maturity of greater than 7  100%            93%          100%          93%
               years but not more than 10 years.
 ------------- ----------------------------------------------------------------------------- --------------- ------------ ------------- --------------
 ------------- ----------------------------------------------------------------------------- --------------- ------------ ------------- --------------
     (R)       Fixed-rate Agency Securities having a remaining  maturity of greater than 10  100%            89%          100%          88%
               years but not more than 20 years.
 ------------- ----------------------------------------------------------------------------- --------------- ------------ ------------- --------------
 ------------- ----------------------------------------------------------------------------- --------------- ------------ ------------- --------------
     (S)       Fixed-rate Agency Securities having a remaining  maturity of greater than 20  100%            87%          100%          86%
               years but not more than 30 years.
 ------------- ----------------------------------------------------------------------------- --------------- ------------ ------------- --------------
 ------------- ----------------------------------------------------------------------------- --------------- ------------ ------------- --------------
     (T)       FHLMC  Certificates.  Mortgage  participation  certificates  issued by FHLMC  *               *            *             *
               evidencing  undivided  interests  or  participations  in pools of first lien conventional or FHA/VA residential  mortgages or deeds of trust,  guaranteed by FHLMC,  issued after July 18, 1984 and having a remaining maturity of not more than 30 years.
 ------------- ----------------------------------------------------------------------------- --------------- ------------ ------------- --------------
 ------------- ----------------------------------------------------------------------------- --------------- ------------ ------------- --------------
     (U)       FNMA Certificates.  Mortgage-backed pass-through certificates issued by FNMA  *               *            *             *
               evidencing  undivided interests in pools of first lien mortgages or deeds of trust on residential  properties,  guaranteed by FNMA, issued after July 18,
               1984 and having a remaining maturity of not more than 30 years.
 ------------- ----------------------------------------------------------------------------- --------------- ------------ ------------- --------------
 ------------- ----------------------------------------------------------------------------- --------------- ------------ ------------- --------------
     (V)       GNMA  Certificates.  Mortgage-backed  pass-through  certificates  issued  by  *               *            *             *
               private  entities,  evidencing  undivided  interests  in pools of first lien mortgages or deeds of trust on single family  residences,  guaranteed by the
               Government  National  Mortgage  Association  (GNMA)  with the full faith and credit  of the  United  States,  issued  after  July 18,  1984 and  having a remaining maturity of not more than 30 years.
 ------------- ----------------------------------------------------------------------------- --------------- ------------ ------------- --------------
 ------------- ----------------------------------------------------------------------------- --------------- ------------ ------------- --------------
     (W)       Commercial    Mortgage-Backed    Securities.    Floating   rate   commercial  *               *            *             *
               mortgage-backed   securities   rated  AAA  by  two  major  rating   agencies
               (including  S&P if S&P is a Rating Agency  hereunder)  with a minimum par or face amount of $250 million  (excluding  securities  issued under Rule 144A)
               ("Commercial  Mortgage-Backed  Securities")  having a remaining  maturity of not more than 5 years.
 ------------- ----------------------------------------------------------------------------- --------------- ------------ ------------- --------------
 ------------- ----------------------------------------------------------------------------- --------------- ------------ ------------- --------------
     (X)       Commercial  Mortgage-Backed  Securities having a remaining  maturity of more  *               *            *             *
               than 5 years and not more than 10 years.
 ------------- ----------------------------------------------------------------------------- --------------- ------------ ------------- --------------
 ------------- ----------------------------------------------------------------------------- --------------- ------------ ------------- --------------
     (Y)       Commercial  Mortgage-Backed  Securities having a remaining  maturity of more                               *             *
               than 10 years.
 ------------- ----------------------------------------------------------------------------- --------------- ------------ ------------- --------------
 ------------- ----------------------------------------------------------------------------- --------------- ------------ ------------- --------------
     (Z)       Commercial Paper.  Commercial Paper with a rating of at least P-1 by Moody's  *               *            *             *
               and at least A-1+ by S&P and having a  remaining  maturity  of not more than
               30 days.
 ------------- ----------------------------------------------------------------------------- --------------- ------------ ------------- --------------
 ------------- ----------------------------------------------------------------------------- --------------- ------------ ------------- --------------
     (AA)      Other Items of Credit Support  approved by the Rating Agencies to the extent  *               *            *             *
               the Certificates or any Notes are rated.
 ------------- ----------------------------------------------------------------------------- --------------- ------------ ------------- --------------
         * zero or such higher percentage in respect of which Moody's has delivered a ratings affirmation.

                                                      TABLE 1B
                                                ELIGIBLE COLLATERAL
                                                        S&P

Valuation Date (and Valuation Percentage column):  Daily
S&P Valuation Percentage columns:
         * Column A sets out the percentage applicable when the percentage in Column B is not applicable.
         * Column B sets out the percentage  applicable  when an S&P Required  Ratings  Downgrade Event has occurred and is continuing for at least 10 Local Business Days.

 ----------------------------------------------------------------------------------------------------------------------------------------------------
                                                  ELIGIBLE COLLATERAL & VALUATION PERCENTAGES (S&P)
 ----------------------------------------------------------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------- ------------------------------ ------------------------------
                                                                                            Valuation Percentage           Valuation Percentage
 -------------------------------------------------------------------------------------- ------------------------------ ------------------------------
 -------------------------------------------------------------------------------------- ------------------------------ ------------------------------
                                                                                                 S&P (Daily)                   S&P (Weekly)
 -------------------------------------------------------------------------------------- ------------------------------ ------------------------------
 -------------------------------------------------------------------------------------- ------------- ---------------- -------------- ---------------
                                                                                             A               B               A              B
 -------------------------------------------------------------------------------------- ------------- ---------------- -------------- ---------------
 --------------- ---------------------------------------------------------------------- ------------- ---------------- -------------- ---------------
      (A)        Cash:  U.S. Dollars in depositary account form                             100%            80%            100%            80%
 --------------- ---------------------------------------------------------------------- ------------- ---------------- -------------- ---------------
 --------------- ---------------------------------------------------------------------- ------------- ---------------- -------------- ---------------
      (B)        Floating-rate  U.S.  Treasury  Securities:  Floating-rate  negotiable      n/a             n/a             n/a            n/a
                 debt obligations  issued by the U.S.  Treasury  Department after July
                 18, 1984 ("Floating Rate Treasuries") (all maturities).
 --------------- ---------------------------------------------------------------------- ------------- ---------------- -------------- ---------------
 --------------- ---------------------------------------------------------------------- ------------- ---------------- -------------- ---------------
      (C)        Fixed-rate  U.S.  Treasury  Securities:  Fixed-rate  negotiable  debt     98.9%           79.1%            98%           78.4%
                 obligations  issued by the U.S.  Treasury  Department  after July 18,
                 1984 ("Fixed-rate  Treasuries")  having a remaining maturity of up to and not more than 1 year.
 --------------- ---------------------------------------------------------------------- ------------- ---------------- -------------- ---------------
 --------------- ---------------------------------------------------------------------- ------------- ---------------- -------------- ---------------
      (D)        Fixed-rate  Treasuries having a remaining  maturity of greater than 1     98.0%           78.4%            98%           78.4%
                 year but not more than 2 years.
 --------------- ---------------------------------------------------------------------- ------------- ---------------- -------------- ---------------
 --------------- ---------------------------------------------------------------------- ------------- ---------------- -------------- ---------------
      (E)        Fixed-rate  Treasuries having a remaining  maturity of greater than 2     98.0%                            98%           78.4%
                 years but not more than 3 years.                                                          78.4%
 --------------- ---------------------------------------------------------------------- ------------- ---------------- -------------- ---------------
 --------------- ---------------------------------------------------------------------- ------------- ---------------- -------------- ---------------
      (F)        Fixed-rate  Treasuries having a remaining  maturity of greater than 3     98.0%                            98%           78.4%
                 years but not more than 5 years.                                                          78.4%
 --------------- ---------------------------------------------------------------------- ------------- ---------------- -------------- ---------------
 --------------- ---------------------------------------------------------------------- ------------- ---------------- -------------- ---------------
      (G)        Fixed-rate  Treasuries having a remaining  maturity of greater than 5     93.7%                           92.6%          74.1%
                 years but not more than 7 years.                                                          75.0%
 --------------- ---------------------------------------------------------------------- ------------- ---------------- -------------- ---------------
 --------------- ---------------------------------------------------------------------- ------------- ---------------- -------------- ---------------
      (H)        Fixed-rate  Treasuries having a remaining  maturity of greater than 7     92.6%                           92.6%          74.1%
                 years but not more than 10 years.                                                         74.1%
 --------------- ---------------------------------------------------------------------- ------------- ---------------- -------------- ---------------
 --------------- ---------------------------------------------------------------------- ------------- ---------------- -------------- ---------------
      (I)        Fixed-rate  Treasuries having a remaining maturity of greater than 10     91.1%                           87.9%          70.3%*
                 years but not more than 20 years.                                                         72.9%
 --------------- ---------------------------------------------------------------------- ------------- ---------------- -------------- ---------------
 --------------- ---------------------------------------------------------------------- ------------- ---------------- -------------- ---------------
      (J)        Fixed-rate  Treasuries having a remaining maturity of greater than 20     88.6%                           84.6%          67.7%
                 years but not more than 30 years.                                                         70.9%
 --------------- ---------------------------------------------------------------------- ------------- ---------------- -------------- ---------------
 --------------- ---------------------------------------------------------------------- ------------- ---------------- -------------- ---------------
      (K)        Floating-rate  Agency  Securities:   Floating-rate   negotiable  debt      n/a             n/a             n/a            n/a
                 obligations  of the Federal  National  Mortgage  Association  (FNMA),
                 Federal Home Loan  Mortgage  Corporation  (FHLMC),  Federal Home Loan
                 Banks  (FHLB),  Federal Farm Credit Banks  (FFCB),  Tennessee  Valley
                 Authority (TVA)  (collectively,  "Floating-rate  Agency  Securities")
                 (all maturities).
 --------------- ---------------------------------------------------------------------- ------------- ---------------- -------------- ---------------
 --------------- ---------------------------------------------------------------------- ------------- ---------------- -------------- ---------------
      (L)        Fixed-rate Agency Securities:  fixed-rate negotiable debt obligations     98.5%           78.8%            98%           78.4%
                 of the Federal National  Mortgage  Association  (FNMA),  Federal Home
                 Loan Mortgage  Corporation  (FHLMC),  Federal Home Loan Banks (FHLB),
                 Federal Farm Credit Banks (FFCB),  Tennessee  Valley  Authority (TVA)
                 (collectively,  "Fixed-rate Agency Securities") issued after July 18,
                 1984 and having a remaining maturity of not more than 1 year.
 --------------- ---------------------------------------------------------------------- ------------- ---------------- -------------- ---------------
 --------------- ---------------------------------------------------------------------- ------------- ---------------- -------------- ---------------
      (M)        Fixed-rate Agency  Securities having a remaining  maturity of greater     98.0%           78.4%            98%           78.4%
                 than 1 year but not more than 2 years.
 --------------- ---------------------------------------------------------------------- ------------- ---------------- -------------- ---------------
 --------------- ---------------------------------------------------------------------- ------------- ---------------- -------------- ---------------
      (N)        Fixed-rate Agency  Securities having a remaining  maturity of greater     98.0%           78.4%            98%           78.4%
                 than 2 years but not more than 3 years.
 --------------- ---------------------------------------------------------------------- ------------- ---------------- -------------- ---------------
 --------------- ---------------------------------------------------------------------- ------------- ---------------- -------------- ---------------
      (O)        Fixed-rate Agency  Securities having a remaining  maturity of greater     98.0%           78.4%            98%           78.4%
                 than 3 years but not more than 5 years.
 --------------- ---------------------------------------------------------------------- ------------- ---------------- -------------- ---------------
 --------------- ---------------------------------------------------------------------- ------------- ---------------- -------------- ---------------
      (P)        Fixed-rate Agency  Securities having a remaining  maturity of greater     92.6%           74.1%           92.6%          74.1%
                 than 5 years but not more than 7 years.
 --------------- ---------------------------------------------------------------------- ------------- ---------------- -------------- ---------------
 --------------- ---------------------------------------------------------------------- ------------- ---------------- -------------- ---------------
      (Q)        Fixed-rate Agency  Securities having a remaining  maturity of greater     92.6%           74.1%           92.6%          74.1%
                 than 7 years but not more than 10 years.
 --------------- ---------------------------------------------------------------------- ------------- ---------------- -------------- ---------------
 --------------- ---------------------------------------------------------------------- ------------- ---------------- -------------- ---------------
      (R)        Fixed-rate Agency  Securities having a remaining  maturity of greater     87.7%           70.2%           82.6%          66.1%*
                 than 10 years but not more than 20 years.
 --------------- ---------------------------------------------------------------------- ------------- ---------------- -------------- ---------------
 --------------- ---------------------------------------------------------------------- ------------- ---------------- -------------- ---------------
      (S)        Fixed-rate Agency  Securities having a remaining  maturity of greater     84.4%           67.5%           77.9%          62.3%
                 than 20 years but not more than 30 years.
 --------------- ---------------------------------------------------------------------- ------------- ---------------- -------------- ---------------
 --------------- ---------------------------------------------------------------------- ------------- ---------------- -------------- ---------------
      (T)        FHLMC  Certificates.  Mortgage  participation  certificates issued by       *               *              98%           78.4%
                 FHLMC evidencing  undivided  interests or  participations in pools of                                 (Less than 5    (Less than 5
                 first lien conventional or FHA/VA  residential  mortgages or deeds of                                    years)          years)
                 trust,  guaranteed by FHLMC,  issued after July 18, 1984 and having a                                      92%           73.6%
                 remaining maturity of not more than 30 years.                                                           (5 to 10        (5 to 10
                                                                                                                          years)          years)
 --------------- ---------------------------------------------------------------------- ------------- ---------------- -------------- ---------------
 --------------- ---------------------------------------------------------------------- ------------- ---------------- -------------- ---------------
      (U)        FNMA Certificates.  Mortgage-backed  pass-through certificates issued       *               *              98%           78.4%
                 by FNMA  evidencing  undivided  interests  in  pools  of  first  lien                                 (Less than 5    (Less than 5
                 mortgages or deeds of trust on residential properties,  guaranteed by                                    years)          years)
                 FNMA,  issued after July 18, 1984 and having a remaining  maturity of                                      92%           73.6%
                 not more than 30 years.                                                                                 (5 to 10        (5 to 10
                                                                                                                          years)          years)
 --------------- ---------------------------------------------------------------------- ------------- ---------------- -------------- ---------------
 --------------- ---------------------------------------------------------------------- ------------- ---------------- -------------- ---------------
      (V)        GNMA Certificates.  Mortgage-backed  pass-through certificates issued       *               *              98%           78.4%
                 by  private  entities,  evidencing  undivided  interests  in pools of                                 (Less than 5    (Less than 5
                 first lien  mortgages or deeds of trust on single family  residences,                                    years)          years)
                 guaranteed by the Government  National  Mortgage  Association  (GNMA)                                      92%           73.6%
                 with the full  faith and credit of the United  States,  issued  after                                   (5 to 10        (5 to 10
                 July 18,  1984 and having a  remaining  maturity  of not more than 30                                    years)          years)
                 years.
 --------------- ---------------------------------------------------------------------- ------------- ---------------- -------------- ---------------
 --------------- ---------------------------------------------------------------------- ------------- ---------------- -------------- ---------------
      (W)        Commercial  Mortgage-Backed  Securities.   Floating  rate  commercial       *               *             95.2%          76.2%
                 mortgage-backed  securities  rated AAA by two major  rating  agencies
                 (including  S&P if S&P is a Rating Agency  hereunder)  with a minimum par or face  amount  of $250  million  (excluding  securities  issued under Rule 144A) ("Commercial  Mortgage-Backed  Securities") having a remaining maturity of not more than 5 years.
 --------------- ---------------------------------------------------------------------- ------------- ---------------- -------------- ---------------
 --------------- ---------------------------------------------------------------------- ------------- ---------------- -------------- ---------------
      (X)        Commercial  Mortgage-Backed Securities having a remaining maturity of       *               *              87%           69.6%
                 more than 5 years and not more than 10 years.
 --------------- ---------------------------------------------------------------------- ------------- ---------------- -------------- ---------------
 --------------- ---------------------------------------------------------------------- ------------- ---------------- -------------- ---------------
      (Y)        Commercial  Mortgage-Backed Securities having a remaining maturity of       *               *               *              *
                 more than 10 years.
 --------------- ---------------------------------------------------------------------- ------------- ---------------- -------------- ---------------
 --------------- ---------------------------------------------------------------------- ------------- ---------------- -------------- ---------------
      (Z)        Commercial  Paper.  Commercial Paper with a rating of at least P-1 by       *               *               *              *
                 Moody's and at least A-1+ by S&P and having a  remaining  maturity of not more than 30 days.
 --------------- ---------------------------------------------------------------------- ------------- ---------------- -------------- ---------------
 --------------- ---------------------------------------------------------------------- ------------- ---------------- -------------- ---------------
      (AA)       Other Items of Credit Support  approved by the Rating Agencies to the       *               *               *              *
                 extent the Certificates or any Notes are rated.
 --------------- ---------------------------------------------------------------------- ------------- ---------------- -------------- ---------------
         * to be completed with valuation percentages supplied or published by S&P.

         In addition  to the  foregoing,  the  following  will  constitute  Eligible  Collateral,  at the  valuation percentages  indicated  (weekly  valuation basis) or to be supplied or as published by S&P (daily valuation basis):
 ------------------------------------------------------------------------------------------------------------------------------------------------------
                                               Other Eligible Collateral and Valuation Percentages (S&P)
 ------------------------------------------------------------------------------------------------------------------------------------------------------
 ------------------------------------------------------------------------------------------------------------------------------------------------------
                         Eligible Collateral                              Valuation      Valuation Percentage      Valuation      Valuation Percentage
                        (Cash and Securities)                            Percentage            (Daily)            Percentage            (weekly)
                                                                           (Daily)                B                (Weekly)                B
                                                                              A                                        A
 ------------------------------------------------------------------------------------------------------------------------------------------------------
 ------------------------------------------------------------------------------------------------------------------------------------------------------
 Cash                                                                       100%                 100%                100%                 80%
 ------------------------------------------------------------------------------------------------------------------------------------------------------
 ------------------------------------------------------------------------------------------------------------------------------------------------------
 Category  No.  1:  U.S.   treasuries   (current  coupon,   constant          *                   *                   98%                78.4%
 maturity),  'AAA' U.S.  agencies,  'AAA' covered bonds  (floating),
 'AAA'  sovereign  bonds  (floating),  'AAA',  'AA'  credit card ABS
 (floating),  'AAA',  'AA'  auto  ABS  (floating),  and  'AAA'  U.S.
 student  loan ABS  (floating)  having a remaining  maturity of less than five years
 ------------------------------------------------------------------------------------------------------------------------------------------------------
 ------------------------------------------------------------------------------------------------------------------------------------------------------
 Category  No.  1:  U.S.   treasuries   (current  coupon,   constant          *                   *                   92%                73.6%
 maturity),  'AAA' U.S.  agencies,  'AAA' covered bonds  (floating),
 'AAA'  sovereign  bonds  (floating),  'AAA',  'AA'  credit card ABS
 (floating),  'AAA',  'AA'  auto  ABS  (floating),  and  'AAA'  U.S.
 student loan ABS (floating) having a remaining  maturity of greater than or equal to five years and less than or equal to 10 years
 ------------------------------------------------------------------------------------------------------------------------------------------------------
 ------------------------------------------------------------------------------------------------------------------------------------------------------
 Category No. 2: 'AAA' covered bonds (fixed),  'AAA' sovereign bonds          *                   *                   95%                 76%
 (fixed),  'A' credit card ABS (floating),  'A' auto ABS (floating),
 'AAA' CMBS (floating),  'AAA' CDO (floating) 'AA', 'A' U.S. student loan ABS  (floating),  and 'AAA,  'AA'  corporate  bonds  (fixed or floating) having a remaining maturity of less than five years
 ------------------------------------------------------------------------------------------------------------------------------------------------------
 ------------------------------------------------------------------------------------------------------------------------------------------------------
 Category No. 2: 'AAA' covered bonds (fixed),  'AAA' sovereign bonds          *                   *                   85%                 68%
 (fixed),  'A' credit card ABS (floating),  'A' auto ABS (floating),
 'AAA'  CMBS  (floating),  'AAA'  CDO  (floating),  'AA',  'A'  U.S.
 student  loan ABS  (floating),  and 'AAA',  'AA' U.S.  and European corporate bonds (fixed or floating) having a remaining  maturity of greater  than or equal to five  years  and less than or equal to 10 years
 ------------------------------------------------------------------------------------------------------------------------------------------------------
 ------------------------------------------------------------------------------------------------------------------------------------------------------
 Category  No. 3: 'BBB' credit card ABS  (floating),  'BBB' auto ABS          *                   *                   75%                 60%
 (floating),  AA', 'A' CDO (floating),  'BBB' U.S.  student loan ABS
 (floating),  and 'A' corporate  bonds (fixed or floating)  having a remaining maturity of less than five years
 ------------------------------------------------------------------------------------------------------------------------------------------------------
 ------------------------------------------------------------------------------------------------------------------------------------------------------
 Category  No. 3: 'BBB' credit card ABS  (floating),  'BBB' auto ABS          *                   *                   60%                 48%
 (floating),  'AA', 'A' CDO (floating),  'BBB' U.S. student loan ABS
 (floating),  and 'A' corporate  bonds (fixed or floating)  having a remaining  maturity of greater than or equal to five years and less than or equal to 10 years
 ------------------------------------------------------------------------------------------------------------------------------------------------------
         * To be completed with valuation percentages supplied or published by S&P.

                                                      TABLE 1C
                                                ELIGIBLE COLLATERAL
                                                       FITCH

Valuation Date:  Daily

                                                 ELIGIBLE COLLATERAL & VALUATION PERCENTAGES (FITCH)
                                                                                                              Valuation Percentage
                                                                                                            (Rating of Certificates)
                                                                                                 AAA            AA            A             BBB
     (A)       Cash:  U.S. Dollars in depositary account form                                    100%          100           100%          100%
     (B)       Floating-rate  U.S.  Treasury  Securities:   Floating-rate  negotiable  debt       *             *             *              *
               obligations  issued by the U.S.  Treasury  Department  after  July 18,  1984
               ("Floating-rate Treasuries") (all maturities).
     (C)       Fixed-rate   U.S.   Treasury   Securities:    Fixed-rate   negotiable   debt  97.50%        97.80%        98.40%        98.90%
               obligations  issued by the U.S.  Treasury  Department  after  July 18,  1984
               ("Fixed-rate  Treasuries") having a remaining maturity of up to and not more than 1 year.
     (D)       Fixed-rate  Treasuries  having a remaining  maturity of greater  than 1 year  94.70%        95.30%        95.90%        96.50%
               but not more than 2 years.
     (E)       Fixed-rate  Treasuries  having a remaining  maturity of greater than 2 years  94.70%        95.30%        95.90%        96.50%
               but not more than 3 years.
     (F)       Fixed-rate  Treasuries  having a remaining  maturity of greater than 3 years  91.50%        92.50%        93.50%        94.50%
               but not more than 5 years.
     (G)       Fixed-rate  Treasuries  having a remaining  maturity of greater than 5 years  89.00%        90.10%        91.2%         92.30%
               but not more than 7 years.
     (H)       Fixed-rate  Treasuries  having a remaining  maturity of greater than 7 years  86.30%        87.50%        88.8%         90.00%
               but not more than 10 years.
     (I)       Fixed-rate  Treasuries having a remaining  maturity of greater than 10 years  83.00%        84.50%        86.00%        87.50%
               but not more than 20 years.
     (J)       Fixed-rate  Treasuries having a remaining  maturity of greater than 20 years  79.00%        80.70%        82.30%        84.00%
               but not more than 30 years.
     (K)       Floating-rate Agency Securities:  Floating-rate  negotiable debt obligations       *             *             *              *
               of the Federal  National  Mortgage  Association  (FNMA),  Federal  Home Loan
               Mortgage Corporation (FHLMC),  Federal Home Loan Banks (FHLB),  Federal Farm
               Credit  Banks  (FFCB),   Tennessee  Valley  Authority  (TVA)  (collectively,
               "Floating-rate Agency Securities") (all maturities).
     (L)       Fixed-rate  Agency  Securities:  negotiable debt  obligations of the Federal       *             *             *              *
               National   Mortgage   Association   (FNMA),   Federal  Home  Loan   Mortgage
               Corporation  (FHLMC),  Federal Home Loan Banks  (FHLB),  Federal Farm Credit
               Banks (FFCB),  Tennessee Valley Authority (TVA)  (collectively,  "Fixed-rate
               Agency  Securities")  issued  after  July 18,  1984 and  having a  remaining maturity of not more than 1 year.
     (M)       Fixed-rate Agency  Securities having a remaining  maturity of greater than 1       *             *             *              *
               year but not more than 2 years.
     (N)       Fixed-rate Agency  Securities having a remaining  maturity of greater than 2       *             *             *              *
               years but not more than 3 years.
     (O)       Fixed-rate Agency  Securities having a remaining  maturity of greater than 3       *             *             *              *
               years but not more than 5 years.
     (P)       Fixed-rate Agency  Securities having a remaining  maturity of greater than 5       *             *             *              *
               years but not more than 7 years.
     (Q)       Fixed-rate Agency  Securities having a remaining  maturity of greater than 7       *             *             *              *
               years but not more than 10 years.
     (R)       Fixed-rate Agency Securities having a remaining  maturity of greater than 10       *             *             *              *
               years but not more than 20 years.
     (S)       Fixed-rate Agency Securities having a remaining  maturity of greater than 20       *             *             *              *
               years but not more than 30 years.
     (T)       FHLMC  Certificates.  Mortgage  participation  certificates  issued by FHLMC       *             *             *              *
               evidencing  undivided  interests  or  participations  in pools of first lien conventional or FHA/VA residential  mortgages or deeds of trust,  guaranteed by FHLMC,  issued after July 18, 1984 and having a remaining maturity of not more than 30 years.
     (U)       FNMA Certificates.  Mortgage-backed pass-through certificates issued by FNMA       *             *             *              *
               evidencing  undivided interests in pools of first lien mortgages or deeds of trust on residential  properties,  guaranteed by FNMA, issued after July 18,
               1984 and having a remaining maturity of not more than 30 years.
     (V)       GNMA  Certificates.  Mortgage-backed  pass-through  certificates  issued  by       *             *             *              *
               private  entities,  evidencing  undivided  interests  in pools of first lien mortgages or deeds of trust on single family  residences,  guaranteed by the
               Government  National  Mortgage  Association  (GNMA)  with the full faith and credit  of the  United  States,  issued  after  July 18,  1984 and  having a remaining maturity of not more than 30 years.
     (W)       Commercial    Mortgage-Backed    Securities.    Floating   rate   commercial       *             *             *              *
               mortgage-backed  securities  rated AAA by two major rating  agencies  with a minimum  par or face amount of $250  million  (excluding  securities  issued
               under  Rule  144A)  ("Commercial   Mortgage-Backed   Securities")  having  a
               remaining maturity of not more than 5 years.
     (X)       Commercial  Mortgage-Backed  Securities having a remaining  maturity of more       *             *             *              *
               than 5 years and not more than 10 years.
     (Y)       Commercial  Mortgage-Backed  Securities having a remaining  maturity of more       *             *             *              *
               than 10 years.
     (Z)       Commercial  Paper.  Commercial  Paper with a rating of at least P-1 by Fitch       *             *             *              *
               and at least A-1+ by S&P and having a  remaining  maturity  of not more than
               30 days.
     (AA)      Other Items of Credit Support  approved by the Rating Agencies to the extent       *             *             *              *
               the Certificates or any Notes are rated.
         * zero or such higher percentage in respect of which Fitch has delivered a ratings affirmation.

                                                      TABLE 2A
                                            MOODY'S FIRST TRIGGER FACTOR

         Valuation Date (and Valuation Percentage column):  Daily
         The following percentages shall be used in the calculation of the Moody's First Trigger Factor.

        ---------------------------------------------------------------- ------------------------------- -------------------------------
                            Weighted Average Life of                         Valuation Date (Daily)         Valuation Date (Weekly)
                              Transaction in Years
        ---------------------------------------------------------------- ------------------------------- -------------------------------
        ---------------------------------------------------------------- ------------------------------- -------------------------------
        1 or less                                                                    0.15%                           0.25%
        ---------------------------------------------------------------- ------------------------------- -------------------------------
        ---------------------------------------------------------------- ------------------------------- -------------------------------
        More than 1 but not more than 2                                              0.30%                           0.50%
        ---------------------------------------------------------------- ------------------------------- -------------------------------
        ---------------------------------------------------------------- ------------------------------- -------------------------------
        More than 2 but not more than 3                                              0.40%                           0.70%
        ---------------------------------------------------------------- ------------------------------- -------------------------------
        ---------------------------------------------------------------- ------------------------------- -------------------------------
        More than 3 but not more than 4                                              0.60%                           1.00%
        ---------------------------------------------------------------- ------------------------------- -------------------------------
        ---------------------------------------------------------------- ------------------------------- -------------------------------
        More than 4 but not more than 5                                              0.70%                           1.20%
        ---------------------------------------------------------------- ------------------------------- -------------------------------
        ---------------------------------------------------------------- ------------------------------- -------------------------------
        More than 5 but not more than 6                                              0.80%                           1.40%
        ---------------------------------------------------------------- ------------------------------- -------------------------------
        ---------------------------------------------------------------- ------------------------------- -------------------------------
        More than 6 but not more than 7                                              1.00%                           1.60%
        ---------------------------------------------------------------- ------------------------------- -------------------------------
        ---------------------------------------------------------------- ------------------------------- -------------------------------
        More than 7 but not more than 8                                              1.10%                           1.80%
        ---------------------------------------------------------------- ------------------------------- -------------------------------
        ---------------------------------------------------------------- ------------------------------- -------------------------------
        More than 8 but not more than 9                                              1.20%                           2.00%
        ---------------------------------------------------------------- ------------------------------- -------------------------------
        ---------------------------------------------------------------- ------------------------------- -------------------------------
        More than 9 but not more than 10                                             1.30%                           2.20%
        ---------------------------------------------------------------- ------------------------------- -------------------------------
        ---------------------------------------------------------------- ------------------------------- -------------------------------
        More than 10 but not more than 11                                            1.40%                           2.30%
        ---------------------------------------------------------------- ------------------------------- -------------------------------
        ---------------------------------------------------------------- ------------------------------- -------------------------------
        More than 11 but not more than 12                                            1.50%                           2.50%
        ---------------------------------------------------------------- ------------------------------- -------------------------------
        ---------------------------------------------------------------- ------------------------------- -------------------------------
        More than 12 but not more than 13                                            1.60%                           2.70%
        ---------------------------------------------------------------- ------------------------------- -------------------------------
        ---------------------------------------------------------------- ------------------------------- -------------------------------
        More than 13 but not more than 14                                            1.70%                           2.80%
        ---------------------------------------------------------------- ------------------------------- -------------------------------
        ---------------------------------------------------------------- ------------------------------- -------------------------------
        More than 14 but not more than 15                                            1.80%                           3.00%
        ---------------------------------------------------------------- ------------------------------- -------------------------------
        ---------------------------------------------------------------- ------------------------------- -------------------------------
        More than 15 but not more than 16                                            1.90%                           3.20%
        ---------------------------------------------------------------- ------------------------------- -------------------------------
        ---------------------------------------------------------------- ------------------------------- -------------------------------
        More than 16 but not more than 17                                            2.00%                           3.30%
        ---------------------------------------------------------------- ------------------------------- -------------------------------
        ---------------------------------------------------------------- ------------------------------- -------------------------------
        More than 17 but not more than 18                                            2.00%                           3.50%
        ---------------------------------------------------------------- ------------------------------- -------------------------------
        ---------------------------------------------------------------- ------------------------------- -------------------------------
        More than 18 but not more than 19                                            2.00%                           3.60%
        ---------------------------------------------------------------- ------------------------------- -------------------------------
        ---------------------------------------------------------------- ------------------------------- -------------------------------
        More than 20 but not more than 21                                            2.00%                           3.70%
        ---------------------------------------------------------------- ------------------------------- -------------------------------
        ---------------------------------------------------------------- ------------------------------- -------------------------------
        More than 21 but not more than 22                                            2.00%                           3.90%
        ---------------------------------------------------------------- ------------------------------- -------------------------------
        ---------------------------------------------------------------- ------------------------------- -------------------------------
        More than 22                                                                 2.00%                           4.00%
        ---------------------------------------------------------------- ------------------------------- -------------------------------

                                                      TABLE 2B
                                           MOODY'S SECOND TRIGGER FACTOR
                                           (TRANSACTION SPECIFIC HEDGES)

Valuation Date (and Valuation Percentage column):  Daily
The following  percentages  shall be used in the  calculation  of the Moody's  Second Trigger Factor with respect to any Transaction that is a Transaction-Specific Hedge.

-------------------------------------------------------------------------------------- --------------------------------------- -------------------------------------------
                    Weighted Average Life of Transaction in Years                              Valuation Date (Daily)                   Valuation Date (Weekly)
-------------------------------------------------------------------------------------- --------------------------------------- -------------------------------------------
-------------------------------------------------------------------------------------- --------------------------------------- -------------------------------------------
1 or less                                                                                              0.65%                                     0.75%
-------------------------------------------------------------------------------------- --------------------------------------- -------------------------------------------
-------------------------------------------------------------------------------------- --------------------------------------- -------------------------------------------
More than 1 but not more than 2                                                                        1.30%                                     1.50%
-------------------------------------------------------------------------------------- --------------------------------------- -------------------------------------------
-------------------------------------------------------------------------------------- --------------------------------------- -------------------------------------------
More than 2 but not more than 3                                                                        1.90%                                     2.20%
-------------------------------------------------------------------------------------- --------------------------------------- -------------------------------------------
-------------------------------------------------------------------------------------- --------------------------------------- -------------------------------------------
More than 3 but not more than 4                                                                        2.50%                                     2.90%
-------------------------------------------------------------------------------------- --------------------------------------- -------------------------------------------
-------------------------------------------------------------------------------------- --------------------------------------- -------------------------------------------
More than 4 but not more than 5                                                                        3.10%                                     3.60%
-------------------------------------------------------------------------------------- --------------------------------------- -------------------------------------------
-------------------------------------------------------------------------------------- --------------------------------------- -------------------------------------------
More than 5 but not more than 6                                                                        3.60%                                     4.20%
-------------------------------------------------------------------------------------- --------------------------------------- -------------------------------------------
-------------------------------------------------------------------------------------- --------------------------------------- -------------------------------------------
More than 6 but not more than 7                                                                        4.20%                                     4.80%
-------------------------------------------------------------------------------------- --------------------------------------- -------------------------------------------
-------------------------------------------------------------------------------------- --------------------------------------- -------------------------------------------
More than 7 but not more than 8                                                                        4.70%                                     5.40%
-------------------------------------------------------------------------------------- --------------------------------------- -------------------------------------------
-------------------------------------------------------------------------------------- --------------------------------------- -------------------------------------------
More than 8 but not more than 9                                                                        5.20%                                     6.00%
-------------------------------------------------------------------------------------- --------------------------------------- -------------------------------------------
-------------------------------------------------------------------------------------- --------------------------------------- -------------------------------------------
More than 9 but not more than 10                                                                       5.70%                                     6.60%
-------------------------------------------------------------------------------------- --------------------------------------- -------------------------------------------
-------------------------------------------------------------------------------------- --------------------------------------- -------------------------------------------
More than 10 but not more than 11                                                                      6.10%                                     7.00%
-------------------------------------------------------------------------------------- --------------------------------------- -------------------------------------------
-------------------------------------------------------------------------------------- --------------------------------------- -------------------------------------------
More than 11 but not more than 12                                                                      6.50%                                     7.50%
-------------------------------------------------------------------------------------- --------------------------------------- -------------------------------------------
-------------------------------------------------------------------------------------- --------------------------------------- -------------------------------------------
More than 12 but not more than 13                                                                      7.00%                                     8.00%
-------------------------------------------------------------------------------------- --------------------------------------- -------------------------------------------
-------------------------------------------------------------------------------------- --------------------------------------- -------------------------------------------
More than 13 but not more than 14                                                                      7.40%                                     8.50%
-------------------------------------------------------------------------------------- --------------------------------------- -------------------------------------------
-------------------------------------------------------------------------------------- --------------------------------------- -------------------------------------------
More than 14 but not more than 15                                                                      7.80%                                     9.00%
-------------------------------------------------------------------------------------- --------------------------------------- -------------------------------------------
-------------------------------------------------------------------------------------- --------------------------------------- -------------------------------------------
More than 15 but not more than 16                                                                      8.20%                                     9.50%
-------------------------------------------------------------------------------------- --------------------------------------- -------------------------------------------
-------------------------------------------------------------------------------------- --------------------------------------- -------------------------------------------
More than 16 but not more than 17                                                                      8.60%                                     9.90%
-------------------------------------------------------------------------------------- --------------------------------------- -------------------------------------------
-------------------------------------------------------------------------------------- --------------------------------------- -------------------------------------------
More than 17 but not more than 18                                                                      9.00%                                     10.40%
-------------------------------------------------------------------------------------- --------------------------------------- -------------------------------------------
-------------------------------------------------------------------------------------- --------------------------------------- -------------------------------------------
More than 18 but not more than 19                                                                      9.40%                                     10.80%
-------------------------------------------------------------------------------------- --------------------------------------- -------------------------------------------
-------------------------------------------------------------------------------------- --------------------------------------- -------------------------------------------
More than 20 but not more than 21                                                                      9.70%                                     11.00%
-------------------------------------------------------------------------------------- --------------------------------------- -------------------------------------------
-------------------------------------------------------------------------------------- --------------------------------------- -------------------------------------------
More than 21 but not more than 22                                                                      10.00%                                    11.00%
-------------------------------------------------------------------------------------- --------------------------------------- -------------------------------------------
-------------------------------------------------------------------------------------- --------------------------------------- -------------------------------------------
More than 22                                                                                           10.00%                                    11.00%
-------------------------------------------------------------------------------------- --------------------------------------- -------------------------------------------

                                                      TABLE 2C
                                           MOODY'S SECOND TRIGGER FACTOR
                                         (NON-TRANSACTION SPECIFIC HEDGES)

         Valuation Date (and Valuation Percentage column):  Daily
         The following  percentages  shall be used in the  calculation  of the Moody's  Second  Trigger  Factor with respect to any Transaction that is not a Transaction-Specific Hedge.

------------------------------------------------------------- ----------------------------- -----------------------------
       Weighted Average Life of Transaction in Years             Valuation Date (Daily)       Valuation Date (Weekly)
------------------------------------------------------------- ----------------------------- -----------------------------
------------------------------------------------------------- ----------------------------- -----------------------------
1 or less                                                                0.50%                         0.60%
------------------------------------------------------------- ----------------------------- -----------------------------
------------------------------------------------------------- ----------------------------- -----------------------------
More than 1 but not more than 2                                          1.00%                         1.20%
------------------------------------------------------------- ----------------------------- -----------------------------
------------------------------------------------------------- ----------------------------- -----------------------------
More than 2 but not more than 3                                          1.50%                         1.70%
------------------------------------------------------------- ----------------------------- -----------------------------
------------------------------------------------------------- ----------------------------- -----------------------------
More than 3 but not more than 4                                          1.90%                         2.30%
------------------------------------------------------------- ----------------------------- -----------------------------
------------------------------------------------------------- ----------------------------- -----------------------------
More than 4 but not more than 5                                          2.40%                         2.80%
------------------------------------------------------------- ----------------------------- -----------------------------
------------------------------------------------------------- ----------------------------- -----------------------------
More than 5 but not more than 6                                          2.80%                         3.30%
------------------------------------------------------------- ----------------------------- -----------------------------
------------------------------------------------------------- ----------------------------- -----------------------------
More than 6 but not more than 7                                          3.20%                         3.80%
------------------------------------------------------------- ----------------------------- -----------------------------
------------------------------------------------------------- ----------------------------- -----------------------------
More than 7 but not more than 8                                          3.60%                         4.30%
------------------------------------------------------------- ----------------------------- -----------------------------
------------------------------------------------------------- ----------------------------- -----------------------------
More than 8 but not more than 9                                          4.00%                         4.80%
------------------------------------------------------------- ----------------------------- -----------------------------
------------------------------------------------------------- ----------------------------- -----------------------------
More than 9 but not more than 10                                         4.40%                         5.30%
------------------------------------------------------------- ----------------------------- -----------------------------
------------------------------------------------------------- ----------------------------- -----------------------------
More than 10 but not more than 11                                        4.70%                         5.60%
------------------------------------------------------------- ----------------------------- -----------------------------
------------------------------------------------------------- ----------------------------- -----------------------------
More than 11 but not more than 12                                        5.00%                         6.00%
------------------------------------------------------------- ----------------------------- -----------------------------
------------------------------------------------------------- ----------------------------- -----------------------------
More than 12 but not more than 13                                        5.40%                         6.40%
------------------------------------------------------------- ----------------------------- -----------------------------
------------------------------------------------------------- ----------------------------- -----------------------------
More than 13 but not more than 14                                        5.70%                         6.80%
------------------------------------------------------------- ----------------------------- -----------------------------
------------------------------------------------------------- ----------------------------- -----------------------------
More than 14 but not more than 15                                        6.00%                         7.20%
------------------------------------------------------------- ----------------------------- -----------------------------
------------------------------------------------------------- ----------------------------- -----------------------------
More than 15 but not more than 16                                        6.30%                         7.60%
------------------------------------------------------------- ----------------------------- -----------------------------
------------------------------------------------------------- ----------------------------- -----------------------------
More than 16 but not more than 17                                        6.60%                         7.90%
------------------------------------------------------------- ----------------------------- -----------------------------
------------------------------------------------------------- ----------------------------- -----------------------------
More than 17 but not more than 18                                        6.90%                         8.30%
------------------------------------------------------------- ----------------------------- -----------------------------
------------------------------------------------------------- ----------------------------- -----------------------------
More than 18 but not more than 19                                        7.20%                         8.60%
------------------------------------------------------------- ----------------------------- -----------------------------
------------------------------------------------------------- ----------------------------- -----------------------------
More than 20 but not more than 21                                        7.50%                         9.00%
------------------------------------------------------------- ----------------------------- -----------------------------
------------------------------------------------------------- ----------------------------- -----------------------------
More than 21 but not more than 22                                        7.80%                         9.00%
------------------------------------------------------------- ----------------------------- -----------------------------
------------------------------------------------------------- ----------------------------- -----------------------------
More than 22                                                             8.00%                         9.00%
------------------------------------------------------------- ----------------------------- -----------------------------

                                                      TABLE 3
                                              FITCH VOLATILITY CUSHION

                  Valuation Date (and Valuation Percentage column):  Daily
                  The Fitch Volatility Cushion will be determined using the following table:

                                                                  Fitch Volatility Cushion
                                                                 (USD Interest Rate Swaps)
                          Remaining Years to Maturity of Transaction                         Posting Frequency
                                                                                    Daily                        Weekly
                          If, on the related  Valuation Date, the highest rated  Certificates  are rated "AA-" or higher by Fitch, the Fitch Volatility Cushion is:
                                        1                                                             0.8%
                                        2                                                             1.7%
                                        3                                                             2.5%
                                        4                                                             3.3%
                                        5                                                             4.0%
                                        6                                                             4.7%
                                        7                                                             5.3%
                                        8                                                             5.9%
                                        9                                                             6.5%
                                        10                                                            7.0%
                                        11                                                            7.5%
                                        12                                                            8.0%
                                        13                                                            8.5%
                                        14                                                            9.0%
                                   > = 15                                                             9.5%
                          If, on the related Valuation Date, the highest rated Certificates or any Notes are rated "A+" or "A"
                          by Fitch, the Fitch Volatility Cushion is:
                                        1                                                              0.6%
                                        2                                                              1.2%
                                        3                                                              1.8%
                                        4                                                              2.3%
                                        5                                                              2.8%
                                        6                                                              3.3%
                                        7                                                              3.8%
                                        8                                                              4.2%
                                        9                                                              4.6%
                                        10                                                             5.0%
                                        11                                                            5.3%
                                        12                                                            5.7%
                                        13                                                            6.0%
                                        14                                                            6.4%
                                   > = 15                                                          6.7%
                          If, on the related Valuation Date, the highest rated Certificates are rated "A-" or "BBB+" by Fitch, the Fitch Volatility Cushion is:
                                        1                                                              0.5%
                                        2                                                              1.0%
                                        3                                                              1.6%
                                        4                                                              2.0%
                                        5                                                              2.5%
                                        6                                                              2.9%
                                        7                                                              3.3%
                                        8                                                              3.6%
                                        9                                                              4.0%
                                        10                                                             4.3%
                                        11                                                             4.7%
                                        12                                                             5.0%
                                        13                                                             5.3%
                                        14                                                             5.6%
                                   > = 15                                                           5.9%